As filed with the Securities and Exchange Commission on March 31, 2005
Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
Gladstone Investment Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	83-0423116 (I.R.S. Employer Identification No.)

1521 Westbranch Drive, Suite 200
McLean, Virginia 22102
(703) 286-7000
(Address and telephone number, including area code, of principal executive offices)

David Gladstone
Chairman and Chief Executive Officer
Gladstone Investment Corporation
1521 Westbranch Drive, Suite 200
McLean, Virginia 22102
(Name and address of agent for service)

Copies to:
Thomas R. Salley, Esq.	John A. Good, Esq.
Darren K. DeStefano, Esq.	Helen Woodyard, Esq.
Cooley Godward LLP	Bass, Berry & Sims PLC
One Freedom Square	The Tower at Peabody Place
Reston Town Center	100 Peabody Place, Suite 900
11951 Freedom Drive	Memphis, Tennessee 38103-3672
Reston, Virginia 20190	(901) 543-5900
(703) 456-8000	(888) 543-5999 (facsimile)
(703) 456-8100 (facsimile)

      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.
      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☐
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum
Title of Securities	Amount Being	Offering Price	Proposed Maximum	Amount of
Being Registered	Registered(1)	Per Unit	Offering Price(2)	Registration Fee

Common Stock, par value $0.001 per share	13,800,000	$15.00	$207,000,000	$24,363.90

(1)	Includes 1,800,000 shares subject to sale pursuant to the underwriters’ over-allotment option.

(2)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.
      The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion Dated March 31, 2005

GLADSTONE INVESTMENT CORPORATION
12,000,000 Shares
Common Stock

      Gladstone Investment Corporation is a newly organized closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital gains through debt and equity investments. We intend to invest primarily in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and mid-sized companies in connection with acquisitions, changes in control and recapitalizations. We may also invest in senior secured loans and common stock.
      Our investment portfolio will be managed by Gladstone Management Corporation, a registered investment adviser, who will also provide the administrative services necessary for us to operate through its wholly owned subsidiary Gladstone Administration, LLC.
      Because we are newly organized, our shares have no history of public trading. We have applied to have our common stock approved for quotation on The Nasdaq National Market under the symbol “GAIN.”
      Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock, in “Risk Factors” beginning on page 11 of the prospectus. This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Shares of closed-end investment companies frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.
      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total

Public offering price	$15.00	$180,000,000
Sales load	$1.05	$12,600,000
Proceeds, before expenses, to us(1)	$13.95	$167,400,000

(1)	We estimate that we will incur approximately $1,300,000 in expenses in connection with this offering.
      The underwriters will reserve up to 2,000,000 shares for sale at the public offering price, less the sales load, to our directors and employees, their families and certain other parties related to Gladstone Management Corporation. The underwriters may also purchase up to an additional 1,800,000 shares of our common stock at the public offering price, less the sales load, to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the public offering price will be $207,000,000, the total sales load will be $14,490,000 and the total proceeds to us, before expenses, will be $192,510,000.
      The underwriters are offering the common stock as set forth in “Underwriting.” Delivery of the shares will be made on or about                               , 2005.

Retail Book Runner	Institutional Book Runner

Ferris, Baker Watts Incorporated	Jefferies & Company, Inc.

BB&T Capital Markets	Stifel, Nicolaus & Company,
Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
                    , 2005

      You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information or information different from that contained in this prospectus. We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of shares of our common stock.
      Through and including                     , 2005 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

TABLE OF CONTENTS

Prospectus Summary	1
The Offering	6
Fees and Expenses	8
Risk Factors	11
Forward-looking Statements	23
Discussion of Management’s Expected Operating Plans	24
Use of Proceeds	26
Dividends and Distributions	26
Capitalization	27
Business	28
Management	44
Certain Relationships and Related Transactions	57
Control Persons and Principal Stockholders	57
Dividend Reinvestment Plan	58
Material U.S. Federal Income Tax Considerations	60
Description of Our Capital Stock	65
Certain Provisions Of Delaware Law And Of Our Certificate Of Incorporation And Bylaws	66
Regulation	70
Shares Eligible for Future Sale	75
Custodian, Transfer and Dividend Paying Agent and Registrar	75
Brokerage Allocation and Other Practices	75
Underwriting	75
Legal Matters	79
Available Information	79

PROSPECTUS SUMMARY
      This summary highlights some of the information in this prospectus. It may not contain all of the information that you might consider important in deciding to invest in our common stock. You should read carefully the more detailed information set forth under “Risk factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Gladstone Investment” refer to Gladstone Investment Corporation; “Gladstone Management” refers to Gladstone Management Corporation; “Gladstone Administration” refers to Gladstone Administration, LLC; and “Gladstone Group” refers to Gladstone Management Corporation and its affiliated companies.
Gladstone Investment Corporation
      We are a newly organized, closed-end management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to generate both current income and capital gains through debt and equity investments primarily in connection with cash acquisitions and changes of control, also known as buyouts, and recapitalization transactions. We intend to invest primarily in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and mid-sized companies. We may also invest in senior secured loans and common stock.
      Our primary investment focus will be situations involving buyouts, and recapitalizations of small and mid-sized companies with established management teams. We expect that our investments will generally range between $10 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes. We expect to invest by ourselves and jointly with other buyout funds, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we are investing alone.
      We initially intend to invest some of the proceeds in senior secured syndicated loans, since these investments typically may be made more quickly than investments in subordinated debt, mezzanine debt or preferred stock. We intend to employ this strategy in order to more quickly invest our initial capital to generate current income. Senior secured syndicated loans typically involve a number of banks or other financial institutions and are generally more marketable than loans that are not syndicated. We believe we will be able to sell our interests in senior secured syndicated loans and reinvest the proceeds in subordinated debt, mezzanine debt, preferred stock and other higher yielding investments when such investment opportunities are available. While we expect our portfolio to initially consist primarily of senior secured loans, over time we expect that it will consist primarily of subordinated debt, mezzanine debt and preferred stock. We anticipate making between 12 and 24 investments, consisting of some combination of senior debt, subordinated debt, mezzanine debt and preferred stock, in order to invest all the net proceeds from this offering.
      We estimate it will take us up to two years to fully invest the net proceeds from this offering. Once all the net proceeds of this offering have been substantially invested, we plan to secure a line of credit to provide additional capital to invest, although we cannot assure you that we will be successful in obtaining such a line of credit on acceptable terms, if at all. In addition, we hope to securitize some or all of the debt securities we acquire, which would provide us with another source of long-term financing. We cannot assure you that we will be able to securitize any of the debt securities we acquire.
      While our primary focus will be to generate current income through investments in debt securities and preferred stock that we acquire in connection with buyout transactions and recapitalizations, we may invest up to 30% of our assets in opportunistic investments, which may not involve buyouts or recapitalizations, that Gladstone Management believes will enhance returns to our stockholders. Such investments may include high-yield bonds, distressed debt, publicly traded income depository securities (or IDSs), private equity partnerships, or securities of public companies that are actively traded. We expect that any public company in which we invest will generally not have investment grade debt securities. We may also invest in cash, cash equivalents, U.S. government securities, and other high-quality, investment grade debt investments that mature in one year or less.

      Our investment portfolio will be managed by Gladstone Management Corporation, a registered investment adviser, who will have broad discretion to make investments on our behalf. Gladstone Management will also provide the administrative services necessary for us to operate through its wholly owned subsidiary Gladstone Administration, LLC.
      We intend to use our investment income to pay monthly cash dividends to our shareholders. At this time we cannot project the amount of these dividends, however we expect to begin paying dividends within 60 days of the completion of this offering.
      We maintain a website at www.GladstoneInvestment.com. The contents of that website are not part of this prospectus.
Our Adviser
      Gladstone Management Corporation, a Delaware corporation is a registered investment adviser founded in 2002 by David Gladstone, our chairman and chief executive officer, Terry Lee Brubaker, our vice chairman and chief operating officer, George Stelljes III, our president and chief investment officer, and four other co-founders. Gladstone Management will serve as our external investment adviser. Under the terms of our management and investment advisory agreement with Gladstone Management, Gladstone Management will be responsible for managing our business on a day-to-day basis and for identifying and making investments that it believes meet our investment criteria.
      Messrs. Gladstone, Brubaker and Stelljes are also the senior management team of Gladstone Management and have extensive experience in making debt and equity investments in, and funding acquisitions of, small and mid-sized companies. In addition, Gladstone Management maintains a team of 15 investment professionals and ten supporting staff. The Gladstone Management professionals also possess significant capital markets and research expertise which will be useful in evaluating investment opportunities and structuring exit strategies with respect to investments. We expect that Gladstone Management will hire additional investment professionals after completion of this offering.
      Gladstone Management specializes in managing publicly-traded entities that pay dividends and distributions to shareholders. It currently manages two such entities, Gladstone Capital Corporation, whose shares are traded on the Nasdaq National Market under the symbol “GLAD” and which we sometimes refer to herein as Gladstone Capital, and Gladstone Commercial Corporation, whose shares are traded on the Nasdaq National Market under the symbol “GOOD” and which we sometimes refer to herein as Gladstone Commercial. Gladstone Investment will be the third dividend-paying company managed by Gladstone Management. Each of these companies is organized in accordance with provisions of the Internal Revenue Code of 1986, or the Code, that permit them to avoid corporate-level federal income taxes if they distribute most of their earnings to shareholders and meet other requirements set forth in the Code. Gladstone Capital and Gladstone Commercial currently pay monthly dividends, and we anticipate that we will pay monthly dividends.
      Gladstone Management has offices in McLean, VA, New York, NY, Pittsburgh, PA, Chicago, IL and Morristown, NJ. We expect Gladstone Management to open offices in additional cities following completion of this offering.
About the Gladstone Group of Companies
      In this prospectus, we sometimes refer to the Gladstone Group, which is the group of companies affiliated with and advised by Gladstone Management. The Gladstone Group includes Gladstone Capital, Gladstone Commercial, and Gladstone Land Corporation, a private company controlled by Mr. Gladstone that owns farmland in California. Gladstone Management serves as the investment adviser to, and Mr. Gladstone also serves as the chief executive officer of, all three of these companies. The Gladstone Group traditionally has focused its investments in companies that Gladstone Management believes are undervalued but that, at the same time, possess successful business models, established management teams, good cash flows and prospects for value creation. Gladstone Management’s disciplined, value-and-income-oriented strategy is intended to produce quality opportunities in all investment environments. The

Gladstone Group has participated in a broad range of investment structures, including corporate partner or traditional buyouts, distressed debt buyouts, or more liquid, non-control debt investments. This investment approach seeks to provide investors with attractive returns while reducing the risk of capital loss throughout economic cycles. Gladstone Management’s investment professionals offer or provide managerial assistance to certain of the Gladstone Group’s portfolio companies.
      Gladstone Commercial invests in and owns net-leased industrial and commercial real property and selectively makes long-term industrial and commercial mortgage loans. Gladstone Commercial has elected to be taxed as a real estate investment trust under the Code. As of December 31, 2004, Gladstone Commercial had investments in net-leased real property totaling approximately $61 million and held approximately $12 million of mortgage loans. Its current monthly dividend is $0.06 per share.
      Gladstone Capital focuses on making investments of $5 million to $15 million or more in senior second lien and senior subordinated debt instruments issued by small and mid-sized companies that are undergoing buyouts for which other private equity or buyout funds are providing the equity funding. Gladstone Capital does not control any of these portfolio companies. Gladstone Capital has elected to be treated as a business development company under the 1940 Act and to be taxed as a regulated investment company under the Code. As of December 31, 2004, Gladstone Capital had investments in 21 companies having an aggregate cost basis of approximately $170 million. Its current monthly dividend is $0.12 per share.
      Our investment strategy differs from Gladstone Capital’s investment strategy. Whereas Gladstone Capital generally seeks to generate current income through senior, second lien and senior subordinated debt investments representing non-control positions in its portfolio companies, we will seek, either alone or with other buyout funds, to achieve returns from current income and capital gains from junior subordinated and mezzanine debt, as well as preferred stock, representing controlling investments that we make in connection with buyouts and recapitalizations of small and mid-sized companies. In addition, during the first year of our operations we intend to invest mostly in senior debt, and thereafter we may also invest in senior, second lien and senior subordinated debt when we are providing more junior capital to finance a buyout or recapitalization. The chart below illustrates the various potential levels of investment securities comprising the balance sheet of a small or mid-sized company that may need financing. Gladstone Investment and Gladstone Capital will not invest in the same companies.
LIABILITY AND STOCKHOLDERS’ EQUITY SECTION OF BALANCE SHEET

Market Opportunity
      We intend to provide capital for buyout and recapitalization transactions involving small and mid-sized U.S. businesses. We believe that the potential for a large number of buyout and recapitalization transactions involving companies in this size range, coupled with the demands of these companies for flexible sources of acquisition financing, creates an attractive investment environment for us.
      Merger and acquisition activity has recovered from the recession of 2001, increasing the demand for acquisition financing. We believe that as the economy has recovered, many small and mid-sized companies have looked to acquisitions as a means of growth, and entrepreneurs have re-entered the market looking for companies to buy. At the same time, private equity and buyout funds have accumulated large amounts of cash and are actively seeking acquisitions, both alone and with other funds.
      We believe small and mid-sized companies have faced increasing difficulty in raising debt and equity capital through the capital markets or through traditional institutional lenders, such as banks. Despite the size of our target market, we believe that the broad-based consolidation in the financial services industry has produced larger financial institutions that are focused on serving large corporate accounts and reduced the number of small financial institutions that have historically been more active lenders to small and mid-sized companies. While some mid-sized companies are able to raise funds publicly by issuing high-yield bonds, most small companies and private mid-sized companies are unable to access such capital due to their relative inability have their debt rated by national rating agencies, the small size of their offerings, and their corresponding lack of liquidity. Therefore, businesses have been largely left to deal with banks and other regulated financial institutions as their only means of obtaining financing. Those lenders are often substantially restricted by regulations and their regulators as to the terms and conditions they can offer. We believe this environment has created an opportunity for non-bank lenders, such as business development companies, to provide small and mid-sized companies with more flexible forms of financing, such as mezzanine and subordinated loans combined with preferred stock and warrants to buy common stock.
Our Competitive Advantages
      We believe that we have several competitive advantages over other capital providers who provide capital to small and mid-sized companies, including the following:

•	The senior management team of Gladstone Management, led by Mr. Gladstone, and its other investment professionals are among the most experienced providers in the United States of capital to small and mid-sized companies, having invested in over 500 companies in more than 25 different industries. This team has forged relationships with an extensive network of private equity sponsors that focus on investments in the small to mid-sized companies that we will be targeting.

•	The Gladstone Group is capable of providing almost any type of capital and delivering customized financing solutions to small and mid-sized companies, which we believe induces small and mid-sized companies with a variety of financing needs to seek capital from the Gladstone Group before going to other capital providers.

•	We intend to provide a “one stop shop” for small businesses that are looking for an acquiror. In such smaller acquisitions, we would generally provide the subordinated debt, mezzanine debt and preferred stock necessary to complete the acquisition. We may also provide senior debt in connection with these acquisitions, although we would generally seek to refinance this senior debt with a local bank or other senior lender shortly after the completion of the transaction. By offering to be a “one stop shop” for such transactions, we believe we will have a competitive advantage over other potential purchasers that must arrange for various levels of financing from multiple parties in order to consummate an acquisition.

•	The Gladstone Management team follows a disciplined, value and income-oriented investment approach involving an exhaustive due diligence process from the perspective of a long-term investor and focusing on companies with some or all of the following characteristics: leading market positions, strong cash flows, seasoned management teams, and relatively low multiples of purchase price to cash flows.

•	As a publicly-traded closed-end management investment company, we will be able to reinvest our capital and take a longer term view with respect to our investments than a private equity partnership, thereby allowing us to align our interests better with the interests of our portfolio companies’ management teams and providing opportunities for both current income and capital appreciation.
Operating And Regulatory Structure
      Our investment activities will be managed by Gladstone Management and supervised by our board of directors, a majority of whom are independent of Gladstone Management. Gladstone Management is an investment adviser that is registered under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our investment advisory and management agreement, we have agreed to pay Gladstone Management an annual base management fee equal to a fixed percentage of our gross assets, as well as an incentive fee based on our performance. Under a separate agreement, we have agreed to make certain payments to Gladstone Administration, a wholly-owned subsidiary of Gladstone Management, in return for its administration of our business. See “Management — Investment Advisory and Management Agreement” and “Management — Administration Agreement.”
      As a business development company, we will be required to comply with certain regulatory requirements. For example, we will not invest in any portfolio company in which Gladstone Capital or any of its affiliates currently has an investment. However, our affiliate, Gladstone Commercial, may purchase property from, or lease property to, portfolio companies that we do not control under certain circumstances. See “Business — Our Investments.” Also, while we are permitted to incur debt to finance investments, our ability to use debt will be limited in certain significant respects. We have not decided whether, and to what extent, we will finance our portfolio growth by using bank loans or other debt; however, we do not expect to use bank loans or other debt until the proceeds of this offering have been substantially invested. We will be required to offer management assistance to our portfolio companies. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”
Our Corporate Information
      Our administrative offices and our executive officers are located at 1521 Westbranch Drive, Suite 200, McLean, VA 22102, telephone number (703) 287-5800. We have branch offices in Pittsburgh, PA, New York, NY, Chicago, IL, and Morristown, NJ. We expect to open offices in other major cities in the future.

THE OFFERING

Common stock offered by us	12,000,000 shares, excluding 1,800,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to 2,000,000 shares of common stock for sale, directly or indirectly, to our directors and employees, their families and certain other parties designated by Gladstone Management at the public offering price less the sales load.

Common stock to be outstanding after this offering	12,000,100 shares, excluding 1,800,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds	We plan to invest the net proceeds of this offering in cash acquisitions, changes of control or recapitalizations of small and mid-sized companies in accordance with our investment objectives and the strategies described in this prospectus. We anticipate that substantially all of the net proceeds of this offering will be invested within two years, depending on the availability of appropriate investment opportunities consistent with our investment objectives and other market conditions. We expect that our portfolio will initially consist primarily of senior secured loans because we anticipate that we will be able to invest in such loans more rapidly than in subordinated debt, mezzanine debt and preferred stock. Pending such interim investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities, and other high- quality debt investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Dividends and distributions	We intend to make monthly cash distributions to our stockholders out of assets legally available for distribution. Our monthly distributions, if any, will be determined by our board of directors. Some distributions in the initial years may be a return of capital.

Taxation	We intend to elect to be treated for federal income tax purposes as a RIC. Accordingly, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Dividends and Distributions.”

Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. This is an “opt in” dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Proposed Nasdaq National Market symbol	GAIN

Trading at a Discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Anti-takeover provisions	Our board of directors will be divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Delaware law and other measures we have adopted. See “Description of our capital stock.”

Risk factors	See “Risk Factors” beginning on page 11 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Management arrangements	Gladstone Management will serve as our investment adviser, and Gladstone Administration will serve as our administrator. We have entered into a license agreement with Gladstone Management, pursuant to which Gladstone Management has agreed to grant us a non-exclusive license to use the name “Gladstone” and the Diamond G logo. For a description of Gladstone Management, Gladstone Administration, the Gladstone Group and our contractual arrangements with these companies, see “Management — Investment Advisory and Management Agreement,” “Management — Administration Agreement” and “Management — License Agreement.”

Available information	After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at www.sec.gov. We intend to provide much of the same information on our website at www.GladstoneInvestment.com. Information contained on our website is not part of this prospectus and should not be relied upon as such.

FEES AND EXPENSES
      The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Investment,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Investment.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.00%	(1)
Offering expenses borne by us (as a percentage of offering price)	0.70%	(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	7.72%
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.00%	(4)
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00%	(5)
Interest payments on borrowed funds	None	(6)
Other expenses	0.20%	(7)
Total annual expenses (estimated)	2.20%	(4)(7)

(1)	The sales load (underwriting discounts and commissions) with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $1,300,000.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(4)	Our base management fee is based on our gross assets. Gross assets are defined as total assets of Gladstone Investment, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. However, until March 31, 2006 the base management fee calculation will exclude uninvested cash proceeds from this offering, resulting in a lower fee than indicated by the examples set forth herein. See “Management — Investment Advisory and Management Agreement” and footnote 5 below.

(5)	Based on our current business plan, we do not expect to invest fully the net proceeds from this offering for up to two years, and we expect that during the first year after completion of this offering we will not have any capital gains and that our interest income will not exceed the quarterly hurdle rate discussed below. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering. In addition, until March 31, 2006 the base management fee calculation will exclude uninvested cash proceeds from this offering, resulting in a lower fee than indicated by the examples set forth herein. Once we have fully invested the net proceeds of this offering, we expect that our results of operations may obligate us to pay incentive fees. The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee will be payable quarterly in arrears, and will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide Gladstone Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 4 above). The capital gains-based incentive fee will equal 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation and will be payable at the end of each calendar year beginning after March 31, 2006.

      Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:
           = 100% × (2.00% - 1.75%)
           = 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:
           = (100% × (“catch-up”: 2.1875% - 1.75%)) + (20% × (2.30% - 2.1875%))
           = (100% × 0.4375%) + (20% × 0.1125%)
           = 0.4375% + 0.0225%
           = 0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:
           = 20% × (6% - 1%)
           = 20% × 5%
           = 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management — Investment Advisory and Management Agreement.”

(6)	We do not plan to incur any indebtedness, or to pay interest in respect thereof, before the proceeds of this offering are substantially invested. We have not decided whether, and to what extent, we will finance investments using debt; however, in the future, we do expect to use debt to finance our investments.

Assuming we borrowed for investment purposes an amount equal to 40% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 3%, our total annual expenses (estimated) would be as follows:

Management fees	2.00%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00%
Interest payments on borrowed funds	1.20%
Other expenses	0.10%
Total annual expenses (estimated)	3.30%

(7)	Includes estimated organizational expenses of $100,000 (which are non-recurring) and our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by Gladstone Administration in performing its obligations under the administration agreement. See “Management — Administration Agreement.”

Example
      The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$97.59	$140.52	$185.88	$310.88
      While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The two-part incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
      This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS
      Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.
Risks Relating To Our Business And Structure

We are a new company with no operating history.
      We were incorporated on February 18, 2005 and have not yet commenced operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. We anticipate that it will take us up to two years to invest substantially all of the net proceeds of this offering. During this period, we will invest in temporary investments, such as cash and cash equivalents, and then senior secured loans, all of which we expect will earn yields substantially lower than the interest income that we anticipate receiving with respect to investments in subordinated debt, mezzanine debt, preferred stock and other types of investments we may make. As a result, we may not be able to pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested.

We are dependent on Gladstone Management’s key personnel and on their access to potential transactions for our future success.
      Our business is dependent in large part on our continued access to the experience and network of business contacts of the senior management of Gladstone Management, including Messrs. Gladstone, Brubaker and Stelljes. For a description of the senior management team, see “Management.” We will also depend, to a significant extent, on Gladstone Management’s investment professionals for analysis of opportunities and to locate investment opportunities. The senior management of Gladstone Management will evaluate, negotiate, structure, close and monitor our investments. The departure of any of the senior managers of Gladstone Management, or of a significant number of the investment professionals or partners of Gladstone Management, could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Gladstone Management will remain our investment adviser or that we will continue to have access to Gladstone Management’s investment professionals or its information and deal flow.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.
      Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on Gladstone Management’s ability to identify, invest in, and monitor companies that meet our investment criteria.
      Accomplishing this result on a cost-effective basis will largely be a function of Gladstone Management’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us, and our access to financing on acceptable terms. The executive officers of Gladstone Management will have substantial responsibilities under the investment advisory and management agreement, as well as in connection with their roles as officers of other companies within the Gladstone Group. They may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate at which they are able to invest our assets. In order for us to grow, Gladstone Management will need to hire, train, supervise, and manage new investment professionals and supporting employees. However, we can offer no assurance that Gladstone Management will be able to find and/or hire new investment professionals or supporting employees or that any such employees will contribute to the work of Gladstone Management. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

If we do not invest the proceeds of this offering in a timely manner, our returns to stockholders will be significantly lower.
      We have estimated that it will take us up to 24 months to invest all the cash proceeds from this offering in the types of investments we intend to make. We can give no assurance that we will be successful in meeting that estimate. To the extent that it takes us longer to invest the cash proceeds from this offering, the returns to shareholders are likely to be less than if we invested the proceeds over the time period we have allotted.

If our primary investments are deemed not to be qualifying assets, we could lose our status as a business development company or be precluded from investing according to our current business plan.
      If we are to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to each such acquisition, at least 70% of our total assets are qualifying assets. If we acquire mezzanine loans or dividend-paying equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. See “Regulation — Qualifying Assets.” This results from the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.
      Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System to Regulation T under the Securities Exchange Act of 1934, as amended, or the Exchange Act, expanded the definition of marginable security to include any non-equity security. These amendments have raised questions as to whether a private company that has outstanding debt securities would qualify as an eligible portfolio company.
      We believe that the junior debt and equity instruments that we expect to make should constitute qualifying assets because the privately held companies in which we invest will generally not, at the time of our investment, have outstanding marginable securities. Until the questions raised by the amendments to Regulation T have been clarified through SEC rulemaking or addressed by legislative, administrative, or judicial action, we intend to treat as qualifying assets only those mezzanine loans that are not investment grade, do not have a public secondary market, and are issued by a private issuer that does not have outstanding a class of margin-eligible securities at the time of our investment. Likewise, we will treat equity securities issued by a portfolio company as qualifying assets only if such securities are issued by a private company that has no marginable securities outstanding at the time we purchase such securities.
      To date, we do not believe that either the SEC or its staff has taken any position with respect to our analysis of the issues discussed above, and neither the SEC nor its staff has indicated that they concur with our analysis. We intend to adjust our investment focus as needed to comply with and/or take advantage of any future administrative position, judicial decision or legislative action. The SEC has recently proposed amendments to the rules concerning business development companies that would clarify that, among other things, companies that do not have a class of securities listed on an exchange or Nasdaq would be considered eligible portfolio companies.
      Unless and until the proposed rules described above are adopted by the SEC, if there were a court ruling or regulatory decision that conflicted with our interpretations, we could lose our status as a business development company or be precluded from investing in the manner described in this prospectus. This in turn could cause us to lose our status as a RIC. Any of these results would have a material adverse effect on our ability to invest in the manner described in this prospectus, on our operating results, financial condition and ability to pay dividends, and on the value of our common stock. See “—Regulations governing our operation as a business development company will affect our ability to and the way in which we raise additional capital.”

      Such a ruling or decision also may require us to dispose of investments that we made based on our interpretation of Regulation T. Such dispositions could have a material adverse effect on our stockholders. We may need to dispose of such investments quickly, which would make it difficult to dispose of such investments on favorable terms. In addition, because these types of investments will generally be illiquid, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss. See “—The lack of liquidity in our investments may adversely affect our business.”

We operate in a highly competitive market for investment opportunities.
      A number of entities will compete with us for investments in small and mid-sized companies. We will compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. The competitive pressures we face could have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.
      We will not seek to compete primarily based on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer.
      We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure. If we match our competitors’ pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.
      To qualify as a RIC under the Code, we must meet certain income source, asset diversification, and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute to our stockholders on an annual basis at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions. Such a failure would have a material adverse effect on our stockholders.

We may have difficulty paying our required distributions if we recognize a significant amount of income from original issue discount, payment-in-kind interest or other income that is accrued but not paid currently.
      For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. We also may be required to include in income certain other amounts that we will not receive in cash.
      That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan with respect to which we have accrued but not collected interest, it is possible that accrued interest previously used in the calculation of the income-based incentive fee will become uncollectible.
      Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, borrow money on credit lines, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Regulations governing our operation as a business development company will affect our ability to and the way in which we raise additional capital.
      We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Senior securities are defined by the 1940 Act to include bonds, debentures, notes or similar obligations or instruments that are securities and evidence indebtedness and stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.
      We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock or warrants, options, or rights to acquire our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of Gladstone Investment and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).
      In addition to issuing securities to raise capital as described above, we may in the future seek to securitize certain of our assets to generate cash for funding new investments. Securitization involves our creating a wholly-owned subsidiary and contributing a pool of loans to the subsidiary, which then would deposit the loans to a single purpose trust. The trust would then typically sell a class of investment grade interests to the public, and we would retain a residual portion of the equity in the securitized pool of loans. The declaration of trust for the securitization entity would typically provide for preferential distributions of interest, principal and liquidation proceeds to the holders other than the holder of the residual equity. Accordingly, in a securitization transaction, the residual equity that we would retain would typically bear greater risk than if we held all the loans comprising the securitized pool in their entirety. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy, and decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.
      We will be exposed to increased risk of loss if we incur debt to make investments. If we do incur debt, a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use debt.
      Our ability to pay dividends would be restricted if our asset coverage ratio was not at least 200%, and any amounts that we would use to service our indebtedness would not be available for dividends to our common stockholders.
      It is likely that any senior debt securities we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.
      We, and indirectly our stockholders, will bear the cost of issuing and servicing such securities.
      Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

We will be exposed to risks associated with changes in interest rates.
      General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors based on recommendations by Standard & Poor’s Evaluation Service, who recommends values using its own methodology; this may result in uncertainty as to the value of our portfolio investments.
      A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our board of directors will determine the fair value of these securities quarterly, and will use the recommendations of Standard & Poor’s’ Evaluation Service (“S&P”) to determine the value of many of our debt securities. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and cash flows and its ability to make payments on its obligations, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, and other relevant factors. Because such valuations, particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that might have resulted from a readily available market for these securities. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities. At this time S&P will only evaluate the debt portion of our investments, and our board of directors will establish the fair value of the equity securities we may hold without the evaluation of S&P.

The lack of liquidity in our investments may adversely affect our business.
      We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of these securities will be subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize substantial book losses upon liquidation. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, Gladstone Management, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.
      We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest which could impact our investment returns.
      Our executive officers and directors, and the officers and directors of our investment adviser, Gladstone Management, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is and, following this offering, will continue to be chairman of the board and chief executive officer of Gladstone Management, Gladstone Capital and Gladstone Commercial with management responsibilities for the other members of the Gladstone Group. In addition, Mr. Brubaker, our vice chairman and secretary, is and, following this offering, will continue to be a either vice chairman or president and secretary of Gladstone Management, Gladstone Capital and Gladstone Commercial. Moreover, we may establish other investment vehicles which from time to time may have overlapping investment objectives with those of Gladstone Investment and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by Gladstone Investment. As a result, the management of Gladstone Management may face conflicts in the allocation of investment opportunities to other entities managed by Gladstone Management. Although Gladstone Management will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Gladstone Management. When the officers of Gladstone Management identify an investment, they will be forced to choose which investment fund should make the investment in accordance with their investment allocation procedures.
      While we will not invest in any portfolio company in which any of the Gladstone Group companies currently has an investment, our affiliate, Gladstone Commercial, may purchase property from or lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria or owns real estate that meets the lease underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours. However, if Gladstone Commercial provides a lease to a current or prospective portfolio company of ours, it is likely that there will be a conflict of interest in connection with such a transaction. There is a risk that, for Gladstone Commercial to provide a lease to a portfolio company, there could be situations where we enter into a transaction that is riskier than we would customarily make in order to enable Gladstone Commercial, or another affiliate, to provide the lease portion of the financing; this carries a greater risk of default. If any of these risks were to materialize, it could have a material adverse effect on our ability to generate cash flow to make distributions to stockholders.
      Certain of our officers, who are also officers of Gladstone Management, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to all shareholders of the portfolio company, which duties may from time to time conflict with the interests of our shareholders.
      In the course of our investing activities, we will pay management and incentive fees to Gladstone Management and will reimburse Gladstone Administration for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of Gladstone Management has interests that differ from those of our stockholders, giving rise to a conflict.
      Gladstone Management will receive a quarterly incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income-based portion of the incentive fee is subject to a quarterly hurdle rate before providing an income incentive fee return to Gladstone Management. To the extent we or Gladstone Management are able to exert influence over our portfolio companies, this quarterly income-based fee may provide Gladstone Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another. Furthermore, because the hurdle rate is fixed and is based in relation to current interest rates, which are currently relatively low on a historical basis, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that Gladstone Management will receive an income-based incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite shareholder approval under the Investment Company Act, our board of directors may readjust the hurdle rate by amending the investment advisory agreement.
      The part of the income incentive fee payable by Gladstone Investment that relates to our net investment income will be computed and paid on income that may include interest accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan, previously included in the calculation of the income incentive fee, will become uncollectible. If this happens, Gladstone Management will not be required to reimburse us for any such income incentive fee payments. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for Gladstone Management to the extent that it may encourage Gladstone Management to favor debt financings that are higher yielding but provide for deferred interest, rather than lower yielding securities that provide for current cash payments of interest.
      We have entered into a license agreement with Gladstone Management, pursuant to which Gladstone Management has agreed to grant us a non-exclusive license to use the name “Gladstone” and the Diamond G logo. Under the license agreement, we will have the right to use the “Gladstone” name and the Diamond G logo as long as Gladstone Management remains our investment adviser.

Changes in laws or regulations governing our operations may adversely affect our business.
      We and our portfolio companies will be subject to laws and regulations at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

Risks Related To Our Investments

We will typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.
      Our strategy includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which will subject us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees, maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments which would likely harm our operating results and financial condition.

We may not realize gains from our equity investments.
      When we invest in mezzanine or senior secured loans, we may acquire warrants or other equity securities as well. In addition we may invest in preferred and common stock. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We have not yet identified any portfolio company investments.
      We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investment prior to purchasing shares of our common stock. Additionally, our investments will be selected by Gladstone Management and our stockholders will not have input into such investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

Our portfolio may be concentrated initially in senior secured debt of a limited number of portfolio companies, and we may not be able to execute our long-term investment strategy if we are unable to sell our interests in senior debt and may suffer significant losses if any of our portfolio companies default on their debt obligations.
      We may initially invest the net proceeds of this offering in the senior secured syndicated debt of a limited number of companies. Our strategy is to initially invest in senior secured syndicated debt, which generally yields a lower rate of return than subordinated and mezzanine debt, which is our longer term preferred investment. We will seek to sell our interests in senior debt securities and redeploy the proceeds into higher yielding debt and preferred securities. Our inability to sell interests in senior secured syndicated debt and redeploy the proceeds could materially adversely affect our returns. Moreover, if one or more of our small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.
      Investing in small and mid-sized companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us collecting on any guarantees we may have obtained in connection with our investment;

•	these companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•	these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion, or maintain their competitive positions. In addition, our executive officers, directors, and Gladstone Management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in these portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.
      Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to make interest or principal payments on our loans during these periods. Therefore, our under-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and could harm our operating results.
      A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the maturity of its senior and other loans and foreclosure on its assets pledged as collateral for such loans, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to be forced to seek bankruptcy protection, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holdings and subordinate all or a portion of our claim to those of other creditors.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
      We will invest primarily in privately-held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of Gladstone Management’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could affect our investment returns.

Our portfolio companies are likely to have debt that ranks equally with, or senior to, our investments in such companies.
      We intend to invest primarily in subordinated debt, mezzanine debt and preferred equity securities issued by our portfolio companies in connection with buyouts or recapitalizations of these companies. Portfolio companies undergoing these types of transactions usually will have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution with respect to our investment. After repaying its senior creditors, our portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. Therefore, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree, and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our incentive fee may induce Gladstone Management to make certain investments, including speculative investments.
      The incentive fee payable by us to Gladstone Management may create an incentive for Gladstone Management to make investments on our behalf that are more speculative than Gladstone Management would make in the absence of such compensation arrangement. The way in which the incentive fee payable to Gladstone Management is determined, which is calculated as a percentage of the return on invested capital, may encourage Gladstone Management to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage carries with it the risk of our default on our debt obligations, which could result in premature sale or liquidation of our assets and otherwise adversely affect the holders of our common stock, including investors in this offering. In addition, Gladstone Management will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, Gladstone Management may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. Moreover, once an incentive fee on capital gains has been paid to Gladstone Management, it is not subject to being returned in the event we realize capital losses in the future.
      The incentive fee payable by us to Gladstone Management also may create an incentive for Gladstone Management to invest on our behalf in instruments, such as zero coupon bonds, that may be higher yielding but may have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the term. The income-based portion of our net investment that is used to calculate the income portion of our investment fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in any zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on any such bonds until their maturity dates. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.

Our investments in securities of companies with foreign operations may involve significant risks in addition to the risks inherent in investments in companies primarily based in the U.S.
      Our investment strategy does not contemplate potential investments in debt or equity securities of foreign companies, however, some of our portfolio companies may have operations outside the United States. Investing in companies with a significant presence outside the U.S. may expose us to additional risks not typically associated with investing in companies whose operations are primarily conducted in the U.S. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, fluctuations in foreign currency exchange rates, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers, and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, and greater price volatility.
      Although most of our investments will be U.S. dollar-denominated, we may make investments denominated in foreign currencies, most likely Canadian dollars, that would subject us to the risk that the value of the foreign currency will change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that such strategies will be effective.

Our hedging activities may not fully protect us from adverse changes in exchange rates or interest rates.
      If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against a situation of an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.
      The success of our hedging transactions will depend on our ability to correctly predict movements in currency exchange and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.
Risks Relating To This Offering

There is a risk that you may not receive dividends or that our dividends may not grow over time.
      We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Provisions of the Delaware General Corporation Law and of our certificate of incorporation and bylaws could restrict a change in control and have an adverse impact on the price of our common stock.
      We are subject to provisions of the Delaware corporation law that, in general, prohibit any business combination with a beneficial owner of 15% or more of our common stock for three years unless the holder’s acquisition of our stock was either approved in advance by our board of directors or ratified by the board of directors and stockholders owning two-thirds of our outstanding stock not owned by the acquiring holder. Although we believe these provisions collectively provide for an opportunity to receive higher bids by requiring potential acquirers to negotiate with our board of directors, they would apply even if the offer may be considered beneficial by some stockholders.
      We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to induce the issuance of additional shares of our stock. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our shares may involve an above average degree of risk.
      The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options, volatility, or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with a lower tolerance for risk.

The market price of our common stock may fluctuate significantly.
      The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of Gladstone Management’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may not agree.
      We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.
      We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above, or below net asset value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
      Upon consummation of this offering, we will have 12,000,100 shares of common stock outstanding (or 13,800,100 shares of common stock if the over-allotment option is fully exercised). Of these shares, 12,000,000 shares of our common stock (or 13,800,000 shares of common stock if the over-allotment is fully exercised) sold in this offering will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.
FORWARD-LOOKING STATEMENTS
      Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.
      We use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.
      We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, regardless of whether there is new information, knowledge of future events, or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS
Overview

      We are a newly organized, closed-end management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to generate both current income and capital gains through debt and equity investments. We intend to invest primarily in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and mid-sized companies in connection with buyouts and other recapitalizations. We may also invest in senior secured loans and common stock. From time to time, we may also invest in public companies that are thinly traded and senior and subordinated syndicated loans. Prior to this offering, we have not conducted any significant operating activities. This offering will significantly increase our capital resources.
Revenues
      We plan to generate revenue in the form of interest payable on the debt securities and dividends on preferred and common stock that we hold. We plan to generate capital gains, if any, on warrants, preferred stock or other equity interests that we may acquire in portfolio companies. We expect our debt investments, whether in the form of subordinated debt, mezzanine loans or senior secured loans, to have terms of five to ten years and these investments may bear interest at fixed or floating rates. Interest on debt securities will generally be payable monthly, with the amortization of principal generally being deferred for several years from the date of the initial investment for subordinated and mezzanine debt. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance, and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.
Expenses
      Our primary operating expenses will be investment management fees and overhead expenses, including our allocable portion of overhead under the administration agreement. Our investment management fee will compensate Gladstone Management for its work in identifying, evaluating, negotiating, closing, and monitoring our investments. See “Management — Investment Advisory and Management Agreement,” and “Management — Administration Agreement.” We will bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization and this offering; calculating our net asset value (including the cost and expenses of any independent valuation firm we engage);

•	expenses incurred by Gladstone Management payable to third parties, including agents, consultants, or other advisors in monitoring our financial and legal affairs;

•	monitoring our investments and performing due diligence on our prospective portfolio companies;

•	interest payable on debt incurred, if any, to finance our investments;

•	future offerings of our common stock and other securities;

•	investment advisory and management fees;

•	fees payable to third parties, including agents, consultants, or other advisors relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents of the SEC;

•	the costs of any reports, proxy statements, or other notices to stockholders, including printing costs;

•	our allocable portion of the fidelity bond, directors’ and officers’ errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including auditor and legal costs; and

•	all other expenses incurred by us or Gladstone Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the salaries and benefits expense of our chief financial officer, chief compliance officer and controller and their respective staffs.
Management of Foreign Currency Exchange and Interest Rate Risks
      To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, and forward contracts. We will bear any costs incurred in connection with entering into and settling such contracts.
Financial Condition, Liquidity and Capital Resources
      We will generate cash primarily from the net proceeds of this offering and any future offerings of securities, as well as through cash flows from operations, including interest and dividends earned on investments in our portfolio companies and interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. We do not expect to incur such indebtedness until the proceeds of this offering have been substantially invested. In the future, we may also securitize a portion of our investments in debt securities or other assets. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources of approximately $166 million (approximately $191 million if the underwriters’ overallotment option is exercised in full) and no indebtedness. See “Use of Proceeds.”
Dividend Policy
      In order to qualify as a RIC and to avoid corporate-level tax on our income, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. We intend to pay dividends and distributions on a monthly basis. In addition, we will also have the opportunity to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) to stockholders, or we may retain those gains (after paying the appropriate capital gain taxes) and use them to make additional investments. Our board of directors will make a determination each year regarding the payment of any capital gains dividends. Finally, dividends and distributions must be declared in advance of the period in which they are earned. For example, dividends must be declared before the close of the end of the year. However, it is often difficult to predict the exact amount of taxable earnings for the year until the audit of our financial statements is completed six or more weeks after the end of the year. If we do not pay out sufficient dividends, it is possible that we would not qualify as a RIC. See “Dividends and Distributions.” In order to insure that we pay out a sufficient amount of our taxable earnings to qualify as a RIC, our board of directors may declare a distribution that is large enough to insure that we meet the test of paying out sufficient dividends in order to maintain its RIC status. In paying out a large enough distribution, we may pay out more than our earnings and, in such cases, a portion of the distribution will be a return of capital rather than a dividend.

Contractual Obligations
      We have entered into three contracts under which we have material future commitments: the investment advisory and management agreement, pursuant to which Gladstone Management has agreed to serve as our investment adviser and make available on our behalf managerial assistance to our portfolio companies; the administration agreement, pursuant to which Gladstone Administration has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations; and a license agreement with Gladstone Management, pursuant to which Gladstone Management has agreed to grant us a non-exclusive license to use the name “Gladstone” and the Diamond G logo. Payments under the investment advisory and management agreement in future periods will consist of (1) a base management fee based on a percentage of the value of our Gross Assets and (2) a two-part incentive fee based on our performance. Payments under the administration agreement will be equal to an amount based upon our allocable portion of overhead and other expenses incurred by Gladstone Administration in performing its obligations under the administration agreement, including rent, technology systems, insurance and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer and controller and their respective staffs. See “Management — Investment Advisory and Management Agreement,” “Management — Administration Agreement” and “Management — License Agreement.” Each of these contracts may be terminated by either party without penalty on 60 days’ written notice to the other. Further, although our chief financial officer, chief compliance officer and controller will have certain primary duties and responsibilities to Gladstone Investment, they will also perform duties for other companies in the Gladstone Group.
USE OF PROCEEDS
      We estimate that the net proceeds we will receive from the sale of 12,000,000 shares of our common stock in this offering will be approximately $166 million (or approximately $191 million if the underwriters fully exercise their over-allotment option), in each case assuming an initial public offering price of $15.00 per share, after deducting the sales load and estimated organization and offering expenses of approximately $1.3 million payable by us.
      We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We expect that our portfolio will initially consist primarily of senior secured loans because we anticipate that we will be able to invest in such loans more rapidly than we can invest in subordinated debt, mezzanine debt and preferred stock. Pending either type of investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes. The management fee payable by us will be reduced until March 31, 2006 by excluding from the calculation of the fee uninvested cash and cash equivalents resulting from this offering. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.
DIVIDENDS AND DISTRIBUTIONS
      We intend to distribute monthly dividends to our stockholders. Our monthly dividends, if any, will be determined by our board of directors.
      To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions; if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
      Since we will declare dividends prior to the end of each quarter and prior to the end of the tax year, it will be difficult for us to estimate how much of the dividend will come from ordinary income, capital gains, and returns of capital. The exact character of the distribution will not be known until the final books and records of the company are audited by our independent accounting firm. During the year, we will estimate the source of funds for the dividends and distributions, but a stockholder cannot rely on that interim estimate. Only the final year end determination as reported on the IRS form 1099 should be used by each stockholder.
      We maintain an “opt in” dividend reinvestment plan for our common stockholders. As such, if we declare a dividend, stockholders’ cash dividends will not be automatically reinvested in additional shares of our common stock, unless they specifically “opt in” to the dividend reinvestment plan; otherwise, the stockholders will receive cash dividends. See “Dividend Reinvestment Plan.”
CAPITALIZATION
      The following table sets forth (1) our actual capitalization as of February 18, 2005 (inception) and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an initial public offering price of $15.00 per share, after deducting the sales load and organizational and offering expenses payable by us. You should read this table together with “Use of Proceeds” included elsewhere in this prospectus. We have elected to have our fiscal year end on March 31.

As of February 18, 2005
(inception)

	Actual	As Adjusted(1)

Assets:
Cash	$
Total assets	$
Stockholders’ equity:
Common stock, par value $0.001 per share; 100,000,000 common shares authorized	$
Capital in excess of par value	$
Total stockholders’ equity	$

(1)	Does not include the underwriters’ over-allotment option of 1,800,000 shares.

BUSINESS
Gladstone Investment
      We are a newly organized, closed-end management investment company that has filed an election to be treated as a business development company under the 1940 Act. Our primary investment objective is to generate both current income and capital appreciation through debt and equity investments that we make in companies that are undergoing a buyout or other recapitalization. We anticipate that our portfolio will be comprised primarily of investments in long-term subordinated securities consisting of subordinated debt, mezzanine loans, preferred stock and warrants to buy common stock, in most cases issued by private, small and mid-sized companies. Our investments may also include senior loans and common stock. From time to time, we may also invest in public companies that are thinly traded and senior and subordinated syndicated loans.
      Our primary investment focus will be situations involving acquisitions, buyouts, and recapitalizations of small and mid-sized companies with established management teams. We expect that our investments will generally range between $10 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes. We expect to have opportunities for both sole and co-investment, and we expect to invest by ourselves and jointly with other buyout funds, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we are investing alone.
      We initially intend to invest some of the proceeds in senior secured syndicated loans, since these investments typically may be made more quickly than investments in companies undergoing a buyout or recapitalization. We intend to employ this strategy in order to more quickly invest our initial capital to generate current income. Senior secured syndicated loans typically involve a number of banks or other financial institutions and are generally more marketable than loans that are not syndicated. We believe we will be able to sell our interests in senior secured syndicated loans and reinvest the proceeds in subordinated debt, mezzanine debt, preferred stock and other higher yielding investments when such investment opportunities are available. While we expect our portfolio initially to consist primarily of senior secured loans, over time we expect that it will consist primarily of subordinated debt, mezzanine debt and preferred stock. We anticipate making between 12 and 24 investments, consisting of some combination of senior debt, subordinated debt, mezzanine debt and preferred stock, in order to invest all the net proceeds from this offering.
      We estimate it will take us up to two years to fully invest the net proceeds from this offering. Once all the net proceeds of this offering have been invested, we plan to secure a line of credit to provide additional capital to invest, although we cannot assure you that we will be successful in obtaining such a line of credit on acceptable terms, if at all. In addition, we hope to securitize some or all of the debt securities we acquire, which would provide us with another source of long-term financing. We cannot assure you that we will be able to securitize any of the debt securities we acquire.
      While our primary focus will be to generate current income through investments in debt securities and preferred stock that we acquire in connection with buyout and other recapitalization transactions, we may invest up to 30% of our assets in opportunistic investments, which may not involve buyouts or recapitalizations, that Gladstone Management believes will enhance returns to our stockholders. Such investments may include high-yield bonds, distressed debt, publicly traded income depository securities, or IDSs, private equity partnerships, or securities of public companies that are actively traded. We expect that any public company in which we invest will generally not have investment grade debt securities. We may also invest in cash, cash equivalents, U.S. government securities, and other high-quality, investment grade debt investments that mature in one year or less.
About the Gladstone Group
      We are externally managed by Gladstone Management, a registered investment adviser. Gladstone Management’s senior management team has established the Gladstone Group as a prominent provider of financing solutions to small and mid-sized companies. Mr. Gladstone has more than 25 years of experience in the private investment arena and has overseen investments in more than 500 companies. Gladstone Management is the external manager of three companies that are affiliated with us: Gladstone Capital Corporation, a publicly traded business development company that invests primarily in senior, second lien and senior subordinated term debt of small and mid-sized private companies; Gladstone Commercial Corporation, a publicly traded real estate investment trust that leases commercial and industrial real property, and selectively makes mortgage loans, to small and mid-sized companies; and Gladstone Land Corporation, a privately held company that owns farmland in California. The Gladstone Group traditionally has focused on investment opportunities that Gladstone Management believes are undervalued despite the fact that the companies possess successful business models, established management, strong cash flows, and prospects for value creation. Through its disciplined, value-and-income-oriented strategy, Gladstone Management has sought to identify opportunities for the Gladstone Group in all investment environments. Its investment professionals have sought through this strategy to provide investors with attractive returns while reducing the risk of capital loss throughout economic cycles.
      Gladstone Capital is a business development company that completed its initial public offering in August 2001. Gladstone Capital focuses on making debt investments of $5 million to $15 million or more in non-control situations. Most of these investments are senior, second lien and senior subordinated debt instruments from small and mid-sized companies. It currently pays a monthly dividend of $0.12 per share.
      Gladstone Commercial is a real estate investment trust that completed its initial public offering in August 2003. Its primary investment objective is to invest in and own net-leased industrial and commercial real property and selectively make long-term industrial and commercial mortgage loans. We believe that this strategy is complementary to our strategy by potentially providing real estate finance opportunities to certain of our portfolio companies. It currently pays a monthly dividend of $0.06 per share.
      In contrast, we will seek to capitalize on the significant investment opportunities emerging in the junior subordinated debt, mezzanine debt and preferred stock segments of the market for small and mid-sized companies that involve a buyout of the business or other recapitalization and that, in our judgment, offer the potential for attractive, risk-adjusted returns, including investments with control positions. By providing a “one stop shop” for these companies, we will be the only company in the Gladstone Group focused primarily on this type of approach to small and mid-sized companies, and we will also be the only company in the Gladstone Group that may take control positions in its portfolio companies.
      The following table sets forth certain information about the publicly traded companies in the Gladstone Group.

		Equity
		Capital		Current
		Raised	Current	Monthly
Fund Name	Investment Focus	(in millions)	Status	Dividend

Gladstone Capital Corporation (Nasdaq NMS: “GLAD”)	Senior, second lien and senior subordinated debt of small and mid-sized companies	$155	Fully invested and now leveraging	$0.12
Gladstone Commercial Corporation (Nasdaq NMS: “GOOD”)	Real estate investment trust that net leases commercial and industrial real estate, and selectively provides mortgage loans, to small and mid-sized companies	$105	83% invested	$0.06

Market Opportunity
      Merger and acquisition activity has recovered from the recession of 2001, increasing the demand for acquisition financing. We believe that as the economy has recovered, many small and mid-sized companies have looked to acquisitions as a means of growth. At the same time, owners of small companies (which we consider to be companies with annual revenue between $10 million and $50 million) and mid-sized companies (which we consider to be companies with annual revenue between $50 million and $1 billion) have seen their businesses begin to recover some of the value that had been lost in the recession, thus creating opportunities for these owners to sell their businesses at higher values. In addition, following the recession, entrepreneurs have re-entered the market looking to buy companies. Moreover, private equity and buyout funds have accumulated large amounts of cash and are actively seeking acquisitions, both alone and with other funds. All these factors have created an environment for increased merger and acquisition activity involving small and mid-sized companies.
Number of Merger and Acquisition Transactions (1997 – 2004)

Source: MergerStats.com.

Dollar Volume of Merger and Acquisitions
(Millions of Dollars)

Source: Standard and Poor’s.
      We also believe that the increased merger and acquisition activity has increased the prices paid for larger business but that the prices paid for smaller businesses remains relatively low. The chart below shows the multiple of earnings before interest and taxes, or EBIT, and the multiple of earnings before interest, taxes, depreciation and amortization, or EBITDA, paid in the last twelve months for businesses of different sizes. Generally, smaller businesses have been sold, on average, at lower multiples than larger businesses. We intend to finance and buy smaller businesses so as to take advantage of the lower purchase prices for businesses.
Multiples of EBIT and EBITDA Paid for Businesses
in the Twelve Months Ended February 28, 2005
(Millions of Dollars)
Purchase Price

Source: M&A Monitor.

      We believe small and mid-sized companies have faced increasing difficulty in raising debt and equity through the capital markets. While some mid-sized companies are able to raise funds by publicly issuing high-yield bonds or obtaining syndicated loans, most small and mid-sized companies have difficulty accessing such capital sources due to their difficulty in having their debt securities rated by a national securities ratings agency, the relatively small size of their offerings and the corresponding lack of liquidity. Consequently, many of these prospective borrowers have been left to deal with traditional commercial lenders, such as banks and insurance companies.
      At the same time, we believe that the market for providing flexible acquisition and recapitalization financing to small and mid-sized companies is increasingly underserved by these traditional commercial financing sources. We believe that, due to broad-based consolidation in the financial services industry and other margin and growth-related pressures, banks have de-emphasized their service and product offerings to small and mid-sized companies in recent years in favor of lending to large corporate clients and managing capital market transactions. We also believe that commercial lenders have adopted a more risk-averse approach to lending that has resulted in tightened credit standards than the standards of the late 1990’s. We believe these trends have further reduced the financial options and the amount of capital available to small and mid-sized companies from traditional commercial lenders. We believe that these developments have created an opportunity for non-bank lenders, such as business development companies, to provide small and mid-sized companies with more flexible forms of financing, such as mezzanine and senior secured loans. We believe that the demand for acquisition and recapitalization financing for small and mid-sized companies, coupled with the demands of these companies for flexible sources of capital, create an attractive investment environment for us.
      We believe there is a large pool of un-invested private equity capital in buyout and other private equity funds available for the acquisition or other recapitalization of mid-sized companies. These funds generally provide funding for buyouts through investments in subordinated debt, mezzanine debt and preferred stock of target companies. It is common for private equity funds, when proposing to finance a buyout or recapitalization, to seek to package their equity investment together with senior secured or mezzanine debt, which should provide opportunities for us to partner with such funds. Through the extensive industry contacts of Gladstone Management’s investment professionals, we believe there are a number of private equity funds that will be interested in having us co-invest with them in the buyout of mid-sized companies.
      In addition, we believe there is a very attractive market for financing and buying small companies. In acquisitions of small companies, we intend to provide a “one stop shop” that can offer senior debt, subordinated debt and mezzanine debt, as well as invest in preferred and common stock, to finance these transactions. By being able to offer all of the financing needed to acquire a small company, we can move quickly to purchase a small company, either supporting existing management or bringing in a new management team, thereby providing a competitive advantage when compared to more traditional financing sources that can provide only part of the necessary financing. When we provide senior debt in connection with these acquisitions, we will generally seek to refinance this senior debt with a local bank or other senior lender shortly after the completion of the transaction, thus leaving us with only investments in the subordinated debt, mezzanine debt, preferred stock and common stock.
Competitive Advantages
      We believe that we have the following competitive advantages over other providers of capital to small and mid-sized companies in connection with buyout and recapitalization transactions:
     Management expertise
      David Gladstone, our chairman and chief executive officer, is also the chairman and chief executive officer of Gladstone Management, Gladstone Capital and Gladstone Commercial and has been involved in all aspects of the Gladstone Companies’ investment activities, including serving as a member of Gladstone Management’s investment committee. Terry Lee Brubaker is our vice chairman and has substantial experience in acquisitions and operations of companies. George Stelljes III is our president and has extensive experience in leveraged finance. Messrs. Gladstone, Brubaker and Stelljes have principal management responsibility for Gladstone Management as its senior executive officers. We expect them to dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to small and mid-sized companies and has worked together for more than 10 years. In addition, we will have access to the resources and expertise of Gladstone Management’s approximately 15 additional investment professionals and 10 supporting staff who possess a broad range of transactional, financial, managerial, and investment skills. We expect that Gladstone Management will hire additional investment professionals in the future.
      As a result of the extensive investment experience of Gladstone Management, its executive officers and other investment professionals, Gladstone Management and its executive officers have developed a positive reputation in the capital markets. We believe that this reputation and experience, together with the experience of the executive officers of Gladstone Management in investing in debt and equity securities, and managing investments in companies, will afford us a competitive advantage in identifying opportunities to invest in small and mid-sized companies.
     Increased access to investment opportunities developed through proprietary research capability and extensive network of contacts
      Gladstone Management will seek to identify potential investments both through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community, and potential corporate partners with whom Gladstone Management’s investment professionals have had long-term relationships. We believe that Gladstone Management’s investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity, and investment management communities, and that their reputation in investment management will enable us to identify well-positioned prospective portfolio companies which provide attractive investment opportunities. Additionally, Gladstone Management expects to generate information from its professionals’ network of accountants, consultants, lawyers, and management teams of portfolio companies and other companies.

     Disciplined, value-and-income-oriented investment philosophy with a focus on preservation of capital
      In making its investment decisions, Gladstone Management will focus on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect Gladstone Management to use the same value-and-income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to management of downside exposure. Gladstone Management’s approach will seek to reduce risk in investments by:

•	focusing on companies with leading market positions, established management teams and good cash flow;

•	investing in businesses with experienced management teams;

•	engaging in extensive due diligence from the perspective of a long-term investor;

•	investing at low price-to-cash flow multiples; and/or

•	adopting flexible transaction structures by drawing on the experience of the investment professionals of Gladstone Management and its affiliates.
     Deep industry focus with substantial information flow
      We intend to concentrate our investing activities in the strong cash-flow industries in which Gladstone Management’s investment professionals have significant investment experience. Since the 1970’s, the investment professionals of Gladstone Management have overseen investments in over 500 companies in over 25 industries. In the process of making and monitoring these investments, Gladstone Management’s investment professionals have acquired substantial information concerning these industries, and they have developed long-term relationships with management consultants and management teams in these industries. We expect that the in-depth coverage and experience of Gladstone Management’s investment professionals in investing across these many industries throughout various stages of the economic cycle will provide Gladstone Management with access to ongoing market insights, proprietary research and investment opportunities.
     Versatile transaction structuring
      We believe our management team’s broad expertise and its ability to draw upon many years of combined experience will enable Gladstone Management to identify, assess, and structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle. We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we expect to be flexible in selecting and structuring investments, adjusting investment criteria and transaction structures, and, in some cases, the types of securities in which we invest. We believe that this approach should enable Gladstone Management to identify attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets. One example of our flexibility is our ability to exchange our publicly-traded stock for the stock of an acquisition target in a tax free reorganization under the Internal Revenue Code. After completing an acquisition in such an exchange, we can restructure the capital of the small company to include senior and subordinated debt.
     Longer investment horizon with attractive publicly traded model
      Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we will not be subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that these funds may only invest investors’ capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity and venture capital funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.
Operating And Regulatory Structure
      Our investment activities will be managed by Gladstone Management and supervised by our board of directors, a majority of whom are independent of Gladstone Management. Gladstone Management is an investment adviser that is registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Gladstone Management an annual base management fee based on our gross assets, as well as a two-part incentive fee based on our performance. Under a separate agreement, we have agreed to reimburse Gladstone Administration, a wholly owned subsidiary of Gladstone Management, for our allocable portion of expenses incurred by it, including rent and our allocable portion of the salary and benefits of our chief financial officer and chief compliance officer and their respective staffs. See “Management— Investment Advisory and Management Agreement” and “Management— Administrative Agreement.”
      As a business development company, we will be required to comply with certain regulatory requirements. For example, we will not invest in any portfolio company in which Gladstone Management or any of its affiliates currently has an investment. However, our affiliate, Gladstone Commercial, may purchase property from, or lease property to, portfolio companies that we do not control under certain circumstances. See “Business— Investments.” Also, while we are permitted to finance investments by borrowing money from banks and other institutions, our ability to incur debt will be limited in certain significant respects. We have decided that we will seek to leverage the company up to the level permitted by law, which will allow us to borrow one dollar for each dollar of equity that we have. However, we do not expect to use bank loans or other debt until the net proceeds of this offering have been substantially invested. As a business development company, we will also be required to offer, and if requested, to provide management assistance to our portfolio companies. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”
Our Investments
      We will seek to build a diversified portfolio that will include subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock, and in addition, may also include senior secured loans and common stock, by investing approximately $10 million to $30 million of capital, on average, in the securities of small and mid-sized companies. We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering the returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula. We believe that mezzanine loans offer an alternative investment opportunity based upon their historic returns and resilience during economic downturns.

      Initially, we expect that our portfolio will consist primarily of senior secured syndicated loans because we believe that we will be able to invest in these instruments more rapidly than we can invest in subordinated debt, mezzanine loans and preferred stock in connection with buyouts and other recapitalizations. Senior secured syndicated loans typically involve a number of lenders, and interests in such loans are generally more marketable than other types of loans. We expect to attempt to sell interests in senior secured syndicated loans and reinvest the proceeds so that, over time, we expect that our portfolio will consist primarily of subordinated debt, mezzanine debt and preferred stock. In addition to senior secured debt, subordinated debt, mezzanine loans and preferred and common stock, we may invest up to 30% of our portfolio in opportunistic investments, which may not involve a buyout or recapitalization. These investments will not be our primary focus, but will be intended to enhance our returns to stockholders. These investments may include, but are not limited to, high-yield bonds, income depository securities (IDSs), private equity investments, and securities of public companies that are actively traded. We expect that these public companies generally will not have investment grade debt securities. Within this tranche of investments, we also may invest up to 5% of our total assets in debt and equity securities of small and mid-sized companies located outside of the United States, and if we make such investments they will likely be in Canada.
      Additionally, we may acquire investments in the secondary market or from other sources that satisfy our investment criteria and, in analyzing such investments, we will employ the same analytical process as we use for originating investments, as described above.
      Our principal focus will be to provide subordinated loans, mezzanine loans, preferred equity capital, and, to a lesser extent, common equity capital to fund buyouts and recapitalizations of small and mid-sized companies. We will generally seek to invest in companies that have established management teams and generate positive cash flows and which operate in industries in which Gladstone Management’s investment professionals have direct expertise. As a general philosophy, we will invest in businesses that respect workers’ rights and in businesses that have a commitment to partnering with workers. We will seek investments in businesses that create jobs rather than reduce jobs and we will look more favorably on businesses that have a policy of neutrality towards unions. The following is a representative list of the industries in which Gladstone Management’s investment professionals have investment experience.

• Automotive	• Healthcare
• Building materials	• Homebuilding
• Business services	• Lodging/Leisure/Resorts
• Cable television	• Manufacturing/Basic industry
• Chemicals	• Media
• Communications	• Packaging
• Consumer products	• Printing and publishing
• Distribution	• Radio Stations
• Education	• Restaurants
• Energy/Utilities	• Retail
• Environmental services	• Transportation
• Financial services	• Warehousing
• Food
      In addition, we may invest in other industries if we are presented with attractive opportunities.
      In the future, we may attempt to securitize part of our loan portfolio in order to raise additional capital to invest. In a securitization, we would deposit our subordinated debt and mezzanine debt instruments in a single-purpose limited liability entity, which would issue one or more layers, or tranches, of investment certificates. We would seek to have some or all of the tranches of investment certificates rated by national ratings agencies and would offer and sell the investment certificates. While securitization would typically involve a sale of a portion of the securitized portfolio debt, we would typically retain residual interests in the securitized loans, which residual interests would generally have higher expected returns than the investment certificates but would also carry significantly greater risk.
      We will not invest in any portfolio company in which Gladstone Capital or any affiliate currently has an investment. However, our affiliate, Gladstone Commercial, may purchase property from, or lease property to, portfolio companies that we do not control under certain circumstances. We believe that there are likely to be companies in which we invest who may need a broader financing solution that might include a real estate lease. In keeping with our goal of being a “one stop shop,” when such opportunities present themselves, we may pursue such financing solutions with Gladstone Commercial, but only in the event that:

•	the portfolio company is not controlled by us or any of our affiliates,

•	the portfolio company satisfies the tenant underwriting criteria or owns real estate that meets the lease underwriting criteria of Gladstone Commercial, and

•	the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial.
      We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive if they were not portfolio companies of ours.
Prospective Portfolio Company Characteristics
      Gladstone Management intends to use the same value-and-income-oriented philosophy used by the investment professionals of Gladstone Management in the other companies in the Gladstone Group and will commit resources to managing downside exposure.
      Generally, we will seek to utilize our access to information generated by Gladstone Management’s investment professionals to identify investment opportunities and to structure investments quickly and effectively. We have developed several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest and we can not assure you that we will be able to meet these objectives. The following are certain key elements of our investment methodology:
     Value-and-Income Orientation And Positive Cash Flow
      Our investment philosophy will place a premium on fundamental analysis from an investor’s perspective and will have a distinct value-and-income orientation. In seeking value, we will focus on companies in which we can invest at relatively low multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA (which is a measure of operating cash flow), and that have positive operating cash flow at the time of investment. In seeking income, we will seek to invest in companies that generate relatively high and stable cash flow to provide some assurance that they will be able to service their debt and pay any required dividends on preferred stock. Typically, we would not expect to invest in start-up companies or companies having speculative business plans.
     Experienced Management
      We will generally require that our portfolio companies have experienced management teams. We will also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.
     Strong Competitive Position In An Industry
      We will seek to invest in target companies that have developed leading market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We will seek companies that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.
     Exit Strategy
      We will seek to invest in companies that we believe will provide a stable stream of cash flow that is sufficient to repay the loans we make to them and to reinvest in their respective businesses. We expect that such internally generated cash flow, which will allow our portfolio companies to pay interest on, and the repay the principal of, our investments, will be a key means by which we exit from our investments over time. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer attractive possibilities for capital appreciation on any equity interests we retain. These capital appreciation possibilities include strategic acquisitions by other industry participants or financial buyers, initial public offerings of common stock, or other capital market transactions.
     Liquidation Value Of Assets
      The prospective liquidation value of the assets, if any, collateralizing loans in which we invest will be an important factor in our investment analysis. We will emphasize both tangible assets, such as accounts receivable, inventory, equipment, and real estate and intangible assets, such as intellectual property, customer lists, networks, and databases, although the relative weight we place on these asset classes will vary by company and industry.
Due Diligence
      Gladstone Management will conduct a due diligence review of prospective portfolio companies consistent with the approach adopted by the investment professionals of Gladstone Management. Gladstone Management’s investment professionals conduct exhaustive due diligence investigations in their investment activities. In conducting their due diligence, Gladstone Management’s investment professionals use publicly available information and information obtained from their extensive relationships with former and current management teams, consultants, competitors, and investment bankers, as well as the direct experience of the executive officers of Gladstone Management.
      The due diligence review will typically include some or all of the following steps:

•	review of historical and prospective financial information;

•	on-site visits to the business;

•	interviews with management, employees, customers, and vendors of the potential portfolio company;

•	review of all loan documents;

•	background checks on the management team; and

•	research relating to the company’s management, industry, markets, products and services, and competitors.
      Upon the completion of due diligence investigation and a decision to proceed with an investment in a buyout or other recapitalization, Gladstone Management’s investment professionals with primary responsibility for the investment will present the investment opportunity to Gladstone Management’s investment committee, which consists of Messrs. Gladstone, Brubaker and Stelljes. The investment committee will determine whether to pursue the potential investment. Additional due diligence with respect to any potential investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.
Investment Structure
      Once we have determined that a prospective acquisition, buyout or recapitalization meets our standards and investment criteria, we will work with the management of that company and other capital providers to structure the transaction in a way that provides us the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company.
      Subordinated Debt and Mezzanine Debt. We anticipate that over time, the majority of the capital that we invest will be in the form of subordinated or mezzanine debt. Most of our mezzanine loans will be unsecured loans while most of the subordinated loans will be collateralized by a subordinated lien on some or all of the assets of the borrower. We will seek to structure most of our mezzanine and subordinated loans with variable interest rates, however it is possible that some will have fixed rates. In either event, we will attempt to structure the loans at relatively high rates of interest that will provide us with significant current interest income. We expect our subordinated and mezzanine loans to typically have maturities of five to ten years and to provide for interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. We will generally target a current return of 10% to 14% for our subordinated and mezzanine loan investments before giving effect to any warrants that we receive in connection with these tranches. We cannot give any assurance that our returns will approximate these estimates.
      Our subordinated and mezzanine debt investments may include equity features, such as warrants or options to buy a significant interest in the portfolio company or success fees if the business is sold. Generally, as a portfolio company appreciates in value, we would achieve additional investment returns from these equity interests. If we are a minority interest holder, we may structure the warrants to provide provisions protecting our rights as a minority-interest holder such as the right to sell the warrants back to the company upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.
      Senior Secured Debt. We also anticipate providing senior secured acquisition financing on occasion. We expect these senior secured loans to have terms of three to ten years, and they may provide for deferred interest payments in the first few years of the term of the loan. We generally will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these senior loans. This collateral will usually take the form of first priority liens on the assets of the portfolio company. We expect that the interest rate on our senior secured loans will be variable rates ranging between 2% and 5% over the London Interbank Offer Rate, or LIBOR. We will generally provide this type of financing when there is a time constraint in closing an investment and would expect to be repaid as soon as practical by either selling our interest in such debt or by having a bank or other senior lender provide financing to pay off our senior loan.
      Common and Preferred Stock. We may also acquire common or preferred stock in connection with a buyout or recapitalization. With respect to preferred or common equity investments, we expect to target an investment return substantially higher than our investments in senior or subordinated loans. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole. The features of the preferred stock we receive will vary by transaction, but these features may include priority dividend rights, superior voting rights, redemption rights, liquidation preferences and other provisions intended to protect our interests. Generally speaking, common stock does not have any current income and its value is realized if at all, upon the sale of the business or following the company’s initial public offering.
      Risk Management. We will seek to limit the downside risk of our investments by:

•	making investments with an expected total return on our investments (including both interest and potential equity appreciation) that we believe compensates us for the credit risk we incur in connection with the investment;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	incorporating “put” rights and call protection into the investment structure where possible; and

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions, and board rights, including either observation or participation rights.
      We expect to hold most of our investments in subordinated debt and mezzanine debt to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company or, in the case of an equity investment, its initial public offering. Occasionally, we may sell some or all of our subordinated debt, mezzanine debt and equity interests in a portfolio company to a third party, such as an existing investor in the company, in a privately negotiated transaction.
      As described above, we may also provide senior debt in addition to junior debt and equity in connection with an acquisition. In such circumstances, we would not expect to hold our senior debt for greater than one year. Finally, we may attempt to securitize some of the debt securities in our portfolio and if we do so, these loans would generally be held by the securitization vehicle until maturity.
Managerial Assistance
      As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. As defined under the 1940 Act, managerial assistance means providing “significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company.” Gladstone Management will provide such managerial assistance on our behalf to portfolio companies that request this assistance. Gladstone Management may charge for this service but, if it does so, it will credit payments for such services to the amount we owe Gladstone Management under our investment advisory agreement.
Ongoing Relationships With Portfolio Companies
     Monitoring
      Gladstone Management will monitor the business affairs of our portfolio companies on an ongoing basis. Gladstone Management will monitor the financial trends of all portfolio companies to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company.
      Gladstone Management will have several methods of evaluating the performance and fair value of our investments, which may include, but are not limited to, the following:

•	assessing the portfolio company’s success in adhering to its business plan and compliance with applicable covenants;

•	maintaining periodic and regular contact with portfolio company management and, if appropriate, the company’s financial or strategic sponsor to discuss the company’s financial position, requirements, and accomplishments;

•	performing comparisons to other companies in the portfolio company’s industry;

•	attending and participating in board meetings; and

•	reviewing monthly and quarterly financial statements and financial projections for portfolio companies.
     Risk Rating Scale
      In addition to the various risk management and monitoring tools described above, Gladstone Management will also use a debt risk rating system to characterize and monitor the expected risk of default on our loans. We will use a debt risk rating scale from 1 to 10, with 10 indicating the lowest probability of default. This risk rating system is designed to mirror the risk rating systems of major risk rating organizations such as those provided by nationally recognized statistical rating organizations (“NRSRO”) as defined in Rule 2a-7 under the 1940 Act. While Gladstone Management seeks to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system provides the same risk rating as a NRSRO. The following chart provides a description of the conditions associated with each risk rating and an estimate of the relationship of each risk rating in our scale to the designations used by two NRSROs as they risk rate debt securities of major companies. Because we have established our system to rate debt securities of companies that are unrated by any NRSRO there can be no assurance that the correlation to the NRSRO ratings set out below is accurate.

Our	First	Second
System	NRSRO	NRSRO	Summary Description(a)

>10	Baa2	BBB	Probability of Default (PD) during the next ten years is 4% and the Expected Loss (EL) is 1% or less
10	Baa3	BBB–	PD is 5% and the EL is 1% to 2%
9	Ba1	BB+	PD is 10% and the EL is 2% to 3%
8	Ba2	BB	PD is 16% and the EL is 3% to 4%
7	Ba3	BB–	PD is 17.8% and the EL is 4% to 5%
6	B1	B+	PD is 22.0% and the EL is 5% to 6.5%
5	B2	B	PD is 25% and the EL is 6.5% to 8%
4	B3	B–	PD is 27% and the EL is 8% to 10%
3	Caa1	CCC+	PD is 30% and the EL is 10.0% to 13.3%
2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%
1	Caa3	CC	PD is 65% and the EL is 16.7% to 20%
0	N/A	D	PD is 85% or there is a payment default and the EL is greater than 20%

(a)	The default rates above are for a ten year term debt. If the maturity of the borrower’s debt security is less than ten years then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on our risk rating scale.
      Gladstone Management will monitor and, when appropriate, will change the risk ratings assigned to each debt investment in our portfolio. In connection with our valuation process, Gladstone Management will review these risk ratings on a quarterly basis, and our board of directors will be presented with these ratings for their use in determining the fair values of our debt investments. While we do not currently have a risk rating system for our equity investments, Gladstone Management will also seek to develop a similar rating system for our equity investments.
     Valuation Process and Determination of Net Asset Value
      The following is a description of the steps we will take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available will be recorded in our financial statements according to those market quotations. When market quotations are limited but available, the value of the security will be based on the limited quotations in our financial statements. Securities that are not publicly traded or whose market prices are not readily available will be valued at fair value as determined in good faith by our board of directors.
      With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each investment being initially valued by Gladstone Management’s investment professionals;

•	Preliminary valuation conclusions will then be documented and discussed with our senior management;

•	An independent valuation firm will review and value the investments (currently we plan to use Standard and Poor’s Evaluation Service);

•	The board of directors will discuss valuations made by the independent valuation firm and will determine the fair value of each such investment in good faith based on the input of Gladstone Management and the independent valuation firm.
      As a general rule, we do not expect our board of directors to value our loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the assets are considered impaired. With respect to private equity securities, each investment will be valued using comparisons of financial ratios of the portfolio company to publicly-traded peer companies. The value will then be discounted to reflect the illiquid nature of our investment, as well as discounted, where appropriate, for our lack of control over the portfolio company. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be readily available market values for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.
      The types of factors that we may take into account in determining the fair values of our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison to publicly traded securities, and other relevant factors. Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.
      The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.
     Non-Cash Income
      Some loans we make may be structured to have a form of interest that is not paid currently but rather is accrued and added to the loan balance and paid at the end of the term. This form of interest is often called “paid in kind” interest or “PIK” interest. Whenever possible we will seek not to generate PIK interest because we do not want to generate accrued interest and have to borrow money or raise additional equity to pay out the accrued interest as dividends to shareholders in order to meet the tax test of paying out 90% of our income.
      Another kind of non-cash income called “original issue discount” income, or “OID” income, arises when an investor simultaneously purchases a warrant and a note from a company. This type of transaction requires an allocation of a portion of the purchase price to the warrant and reduce the note by the same amount. This causes the investor to record the note as if the investor had paid less than the face amount for the note and, as a result, requires the investor to amortize the discount (the original issue discount) over the life of the loan. This creates income that must be paid out as a dividend to shareholders in order to meet the test of paying out 90% of our income. We will seek to avoid OID income.
      When we do have PIK or OID income, we will report the current and accrued amounts to our stockholders in our periodic reports filed with the SEC on Forms 10-K and 10-Q, which will allow our stockholders see how much of this non-cash income we are generating.

      When we make investments that involve deferrals of interest payable to us, any increase in the value of the investment due to the accrual or receipt of payment of interest will be reflected as an increase in the cost basis of the investment, rather than as a capital appreciation or gain.
Competition
      Our primary competition in providing financing for acquisitions, buyouts and recapitalizations of small and mid-sized companies will include public and private buyout and other private equity funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of funds as well as access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We expect to use the industry information of Gladstone Management’s investment professionals, to which we will have access, to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the investment professionals and executive officers of Gladstone Management will enable us to discover, and compete effectively for, financing opportunities with attractive small and mid-sized companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating To Our Business and Structure — We operate in a highly competitive market for investment opportunities.”
Staffing
      We do not currently have any direct employees. Harry Brill is our chief financial officer. Promptly after the completion of the offering, we expect to designate Paula Novara as our chief compliance officer and one other person as our controller. These individuals will be employees of Gladstone Administration and will perform their respective functions on our behalf under the terms of our administration agreement. We will reimburse Gladstone Administration for our allocable portion of expenses it incurs in performing its obligations under our administration agreement, including rent and our allocable portion of the salary and benefits expense of our chief financial officer, chief compliance officer and controller and their respective staffs. See “Management — Administration Agreement.”
      Each of our executive officers described under “Management” is an executive officer and an employee of either Gladstone Management or Gladstone Administration. Our day-to-day investment operations will be managed by Gladstone Management. In the future, we expect that Gladstone Management will hire additional investment professionals. See “Management — Investment Advisory and Management Agreement.”
Properties
      Our administrative and executive offices are located at 1521 Westbranch Drive, Suite 200, McLean, VA 22102. We believe that our current office facilities are adequate for our business as we intend to conduct it.
Legal Proceedings
      Neither we nor Gladstone Management are currently subject to any material legal proceedings.

MANAGEMENT
      Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of three members, although it will expand to nine upon completion of this offering. Of the nine directors, five are not considered to be “interested persons” of Gladstone Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.
Board Of Directors
      Under our certificate of incorporation, our directors are divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our board of directors is as follows (the address for each director is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

			Director	Expiration
Name	Age	Position	Since	of Term

Interested Directors
David Gladstone	62	Chairman of the Board and Chief Executive Officer (1)(2)	2005	2007
Terry L. Brubaker	61	Vice Chairman, Chief Operating Officer and Director (1)(2)	2005	2006
George Stelljes III	43	President, Chief Investment Officer and Director (1)	2005	2008
Anthony W. Parker	59	Director (1)(2)(6)(7)	2005	2008
Independent Directors
David A.R. Dullum	57	Director (3)(7)	2005	2006
Michela A. English	55	Director (3)(7)	2005	2008
Paul W. Adelgren	62	Director (4)(7)	2005	2007
Maurice W. Coulon	63	Director (4)(5)(7)	2005	2006
John H. Outland	59	Director (3)(5)(7)	2005	2007

(1)	Interested person as defined in Section 2(a)(19) of the 1940 Act.

(2)	Member of the executive committee.

(3)	Member of the audit committee.

(4)	Member of the ethics, nominating, and corporate governance committee.

(5)	Member of the compensation committee.

(6)	Mr. Parker is considered to be an interested person by virtue of certain transactions between an affiliate of Mr. Parker and our affiliate Gladstone Capital. We expect to consider Mr. Parker an independent director beginning on October 1, 2005. See “Certain Relationships and Related Transactions.”

(7)	Has agreed to join the board of directors prior to the completion of this offering.

Executive Officers Who Are Not Directors
      Information regarding our executive officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position

Harry T. Brill, Jr.	58	Chief Financial Officer
Director Independence
      As required under the Nasdaq National Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The board of directors consults with our outside counsel to ensure that the board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq National Market, as in effect time to time.
      Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and Gladstone Investment, its senior management and its independent registered public accounting firm and their respective affiliates, our board of directors affirmatively has determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our vice chairman and chief operating officer, Mr. Stelljes, our president and chief investment officer, and Mr. Parker.

Independent Directors (in alphabetical order)
      Paul W. Adelgren. Mr. Adelgren has agreed to become a director prior to the completion of this offering. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003 and a director of Gladstone Capital since January 2003. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was a vice president of the finance and materials division of Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas.
      Maurice W. Coulon. Mr. Coulon has agreed to become a director prior to the completion of this offering. Mr. Coulon has also served as a director of Gladstone Commercial since August 2003 and of Gladstone Capital since September 2003. Since 2000, Mr. Coulon has been a private investor in real estate. From 1991 through his retirement in 2000, Mr. Coulon served as director of portfolio management for the Morgan Stanley Real Estate Fund. From 1980 to 1991, Mr. Coulon served as senior vice president of asset management for the Boston Company Real Estate Counsel, Inc. Mr. Coulon was a founder of the National Association of Real Estate Investment Managers and is a past president of the National Council of Real Estate Investment Fiduciaries. Mr. Coulon holds a MBA from Harvard Business School.
      David A.R. Dullum. Mr. Dullum has agreed to become a director prior to the completion of this offering. Mr. Dullum has also served as a director of Gladstone Commercial since August 2003 and of Gladstone Capital since August 2001. From 1995 to the present, Mr. Dullum has been a partner at New England Partners, a venture capital firm focused on investments in small and medium-sized businesses in the Mid-Atlantic and New England regions. From 1976 to 1990, Mr. Dullum was the managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds a MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

      Michela A. English. Ms. English has agreed to become a director prior to the completion of this offering. Ms. English has also served as a director of Gladstone Commercial since August 2003 and of Gladstone Capital since June 2002. Ms. English is currently a private investor. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as a director of the NEA Foundation for the Improvement of Education, the Educational Testing Service (ETS), and as chairman of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University’s School of Management.
      John H. Outland. Mr. Outland has agreed to become a director prior to the completion of this offering. Mr. Outland has also served as a director of Gladstone Commercial since December 2003 and of Gladstone Capital since December 2003. From March 2004 to present, he has served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he preformed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds a MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology.

Interested Directors
      David Gladstone. Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our board of directors since our inception. Mr. Gladstone is also the founder of Gladstone Management and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates Gladstone Capital, Gladstone Commercial and Gladstone Land Corporation (a private company that owns farms in California). Prior to founding Gladstone Capital, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation, Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the Advisory committee to the Women’s Growth Capital Fund, a venture capital firm that finances women-

owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. Mr. Gladstone holds a MBA from the Harvard Business School, a MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing.
      Terry Lee Brubaker. Mr. Brubaker has been our vice chairman, chief operating officer, and a director since our inception. Mr. Brubaker has also served as Gladstone Management’s president and as a director of Gladstone Management since its inception. He has served as chief operating officer and as a director of Gladstone Capital since May 2001. He also served as president of Gladstone Capital from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served as president, chief operating officer and as a director of Gladstone Commercial since February 2003 In March 1999 Mr. Brubaker was a founder and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Mr. Brubaker holds a MBA degree from the Harvard Business School and a BSE from Princeton University.
      George Stelljes III. Mr. Stelljes has been our president, chief investment officer, and a director since our inception. Mr. Stelljes has also served as Gladstone Management’s executive vice president since its inception and as a director of Gladstone Management since May 2003. Mr. Stelljes has served as chief investment officer of Gladstone Capital since September 2002. He also served as executive vice president of Gladstone Capital from September 2002 through April 2004, when he assumed the duties of president. Mr. Stelljes has served as executive vice president and chief investment officer of Gladstone Commercial since February 2003. Prior to joining Gladstone Capital, Mr. Stelljes served as a managing member of St. John’s Capital, a vehicle used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners, a private equity firm which finances high growth companies in the communications, education, healthcare, and business services sectors. From 1997 to 1999, Mr. Stelljes was a partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. Prior to joining Columbia, Mr. Stelljes was an executive vice president and a principal at Allied Capital Corporation from 1989 to 1997. Mr. Stelljes currently serves as a general partner and investment committee member of Patriot Capital, a private equity fund and serves on the board of Intrepid Capital Management, a money management firm. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds a MBA from the University of Virginia and a BA in Economics from Vanderbilt University.
      Anthony W. Parker. Mr. Parker has agreed to become a director prior to the completion of this offering. He has also been a director of Gladstone Capital since August 2001 and of Gladstone Commercial since August 2003. In 1997 Mr. Parker founded Medical Funding Corporation, a company which purchases medical receivables, and has served as its chairman from inception to present. In the summer of 2000, Medical Funding Corporation purchased a Snelling Personnel Agency franchise in Washington, DC which provides full staffing services for the local business community. From 1992 to 1996, Mr. Parker was chairman, and a 50% stockholder, of Capitol Resource Funding, Inc. (“CRF”), a commercial finance company with offices in Dana Point, California and Arlington, Virginia. Mr. Parker joined CRF shortly after its inception and was instrumental in growing the company from a startup to one that by 1996 was purchasing receivables at the rate of $150 million per year and had over 40 employees. Mr. Parker practiced corporate and tax law for over 15 years; from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the US Small Business Administration. Mr. Parker received his J. D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College. Mr. Parker is expected to become an independent director on October 1, 2005.

Executive Officers Who Are Not Directors
      Harry T. Brill, Jr. Mr. Brill is our chief financial officer. Mr. Brill has served as chief financial officer of Gladstone Management since its inception. Mr. Brill has also served as treasurer and chief financial officer of Gladstone Capital since May 2001, Gladstone Commercial since February 2003, and Gladstone Land since October 2004. From 1995 to April 2001, Mr. Brill served as a personal financial advisor. From 1975 to 1995, Mr. Brill held various positions, including treasurer, chief accounting officer, and controller with Allied Capital Corporation where Mr. Brill was responsible for all of the accounting work for Allied Capital and its family of funds. Mr. Brill received his degree in accounting from Ben Franklin University.
Committees Of The Board Of Directors
       — Executive committee. Membership of our executive committee is to be comprised of Messrs. Gladstone, Brubaker, and Parker. The executive committee has the authority to exercise all powers of our board of directors except for actions that must be taken by the full board of directors under the Delaware General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee.
       — Audit committee. The members of the audit committee are to be Messrs. Dullum and Outland and Ms. English, each of whom is independent for purposes of the 1940 Act and Nasdaq National Market listing standards. Mr. Dullum will serve as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants, and reviewing the adequacy of our internal accounting controls.
       — Compensation Committee. The members of the compensation committee are to be Messrs. Coulon and Outland, each of whom is independent for purposes of the 1940 Act and Nasdaq National Market listing standards. Mr. Coulon will serve as chairman of the compensation committee. The compensation committee is responsible for reviewing, negotiating and approving our investment advisory and management agreement with Gladstone Management. The compensation committee is also responsible for reviewing the compensation of our chief compliance officer and recommending to our full board of directors as to whether such compensation should be approved as appropriate. Finally, our compensation committee also is responsible for reviewing, negotiating and approving our trademark license agreement with Gladstone Management.
       — Ethics, Nominating, and Corporate Governance Committee. The members of the ethics, nominating, and corporate governance committee are to be Messrs. Adelgren and Coulon, each of whom is independent for purposes of the 1940 Act and Nasdaq National Market listing standards. Mr. Adelgren will serve as chairman of the ethics, nominating, and corporate governance committee. The ethics, nominating, and corporate governance committee is responsible for selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles, and overseeing the evaluation of the board and our management. The committee is also responsible for our Code of Business Conduct and Ethics.

Compensation Of Directors And Executive Officers
      The following table shows information regarding the compensation expected to be received by the non-employee directors for the fiscal year ending March 31, 2006. No compensation is paid to directors who are employees of Gladstone Management in return for their board or committee service.

			Total estimated
			compensation from
	Aggregate estimated	Pension or retirement	Gladstone
	compensation from	benefits accrued as part	Investment paid to
Name	Gladstone Investment(1)	of our expenses(2)	director

Independent directors
Paul W. Adelgren	$27,000	None	$27,000
Michela A. English	$25,000	None	$25,000
Maurice W. Coulon	$25,000	None	$27,000
John H. Outland	$25,000	None	$25,000
David A.R. Dullum	$27,000	None	$27,000
Interested directors
David Gladstone(3)	None	None	None
Terry L. Brubaker(3)	None	None	None
George Stelljes III(3)	None	None	None
Anthony W. Parker	$25,000	None	$25,000
Executive officers who are not directors
Harry T. Brill(3)	None	None	None

(1)	We are newly organized, and the amounts listed are estimated for the fiscal year ending March 31, 2006.

(2)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(3)	Our executive officers and employee directors are employed by either Gladstone Management or Gladstone Administration and do not receive any direct compensation from Gladstone Investment.
      Each of our non-employee directors will receive an annual fee of $20,000 at the beginning of each fiscal year, as compensation for serving on our board of directors. They will also receive an additional $1,000, plus reimbursement of reasonable out-of-pocket expenses incurred, in connection with attending each board meeting and an additional $1,000, plus reimbursement of reasonable out-of-pocket expenses incurred, in connection with attending any committee meeting that takes place on a day other than when the full board of directors meets. In addition, the chairpersons of each committee of the board of directors will receive an annual fee of $2,000 for their additional services in these capacities. Also, we will purchase directors’ and officers’ liability insurance on behalf of our directors and officers.
Investment Advisory And Management Agreement

Management Services
      Gladstone Management will serve as our investment adviser. Gladstone Management is a Delaware corporation registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, Gladstone Management will provide investment advisory and management services to Gladstone Investment. Under the terms of an investment advisory and management agreement, Gladstone Management will have investment discretion with respect to our capital and, in that regard, will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identify, evaluate, and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	close and monitor the investments we make; and

•	make available on our behalf, and provide if requested, managerial assistance to our portfolio companies.
      Gladstone Management’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Fees under the Investment Advisory and Management Agreement
      Pursuant to the investment advisory and management agreement, we will pay Gladstone Management a fee for investment advisory and management services consisting of a base management fee and an incentive fee. We believe that the fees set out here are generally similar to those fees paid by private equity firms to their external investment advisers.
      Base Management Fee The base management fee for services rendered under the advisory agreement will be charged at an annual rate of 2.00%, and will initially be calculated on the basis of our gross invested assets. “Gross invested assets” is defined as our total assets, less the cash proceeds and cash equivalent investments from this offering that are not invested in debt or equity securities of portfolio companies in accordance with our investment objectives described herein. Gladstone Management has agreed to charge the management fee on this reduced basis through March 31, 2006. Following March 31, 2006, the base management fee will be charged at an annual rate of 2.00% and will be calculated on the basis of our gross assets. “Gross assets” is defined as our total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings.
      During the period commencing on the closing of this offering through and including the first six months of our operations, the base management fee will be payable monthly in arrears and will be calculated based on the value of our gross invested assets as of the end of the month. From the end of this six-month period through March 31, 2006, the base management fee will be payable quarterly in arrears, and will be calculated based on the average value of our gross invested assets at the end of the two most recently completed calendar quarters. Subsequently, the base management fee will continue to be payable quarterly in arrears, but will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and will be appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.
      As described above, through March 31, 2006, the base management fee will be reduced to 2.00% of our gross invested assets. In addition, Gladstone Management may from time to time provide other services to portfolio companies, such as investment banking and executive recruiting services. Through March 31, 2007, Gladstone Management has agreed that when it provides these services to our portfolio companies, it will credit any amounts it receives from these services against the investment advisory fee that we would otherwise be required to pay to Gladstone Management.
      The incentive fee will consist of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, and any other income, including any other fees (other than fees for providing managerial assistance) such as commitment, origination, structuring, diligence and consulting fees, and other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, operating expenses that we pay directly, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as securities issued with original issue discount, debt instruments with payment-in-kind interest, and zero coupon securities), accrued income that we have not yet received in cash. Thus, if we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets or borrow money in order to do so. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% of our net assets per quarter (7% annualized). For this purpose, “net assets” means total assets less total liabilities. Because the hurdle rate is fixed and has been based on current interest rates, which are at historically low levels, if interest rates increase, it would become easier for investment income to exceed the hurdle rate and, as a result, more likely that Gladstone Management will receive an income-based incentive fee than if interest rates on our investments remained constant. On the other hand, if interest rates rise, there will be greater risk that small and medium-sized businesses cannot make payments, which risk may result in fewer opportunities to make safe investments. Our net investment income used to calculate this income-based portion of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. We will pay Gladstone Management an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (1.75%) (7% annualized);

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125% of the hurdle rate (2.1875%) in any calendar quarter (8.75% annualized). We refer to this portion of the income-based incentive fee as the “catch-up.” The “catch-up” provision is intended to provide Gladstone Management with an incentive fee of 20% on all of our pre-incentive fee investment income up to 125% of the quarterly hurdle rate once the hurdle rate has been surpassed; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125% of the quarterly hurdle rate (2.1875%) in any calendar quarter (8.75% annualized).
      The foregoing calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases made during the current quarter.
      The capital gains incentive fee will be determined and payable annually in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on March 31, 2006, and will equal 20.0% of our realized capital gains for the fiscal year ending March 31, if any, computed net of all realized capital losses, and unrealized capital depreciation at the end of each fiscal year (provided that the capital gains incentive fee determined as of March 31, 2006 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains, computed net of all realized capital losses, and unrealized capital depreciation for the period ending March 31, 2006). In determining the capital gains incentive fee payable to Gladstone Management, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, will equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses will equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that will serve as the basis for our calculation of the capital gains incentive fee will equal the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year will be equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.
      Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred a loss in that quarter due to realized or unrealized losses on our investments.
Examples of Incentive Fee Calculations
Example 1: Income-Based Incentive Fee(*):
Alternative 1

Assumptions

•	Gross Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Base management fee(1) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.20%

•	Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 0.55%

•	Hurdle rate(3) = 1.75%
      The pre-incentive fee net investment income does not exceed hurdle rate, and therefore there is no income-based incentive fee.
Alternative 2

Assumptions

•	Gross investment income (including interest, dividends, fees, etc.) = 2.70%

•	Base management fee(1) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.20%

•	Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.00%

•	Hurdle rate(3) = 1.75%
      Alternative 2 pre-incentive fee investment income exceeds hurdle rate, therefore an income-based incentive fee is payable by us to Gladstone Management, and is calculated as follows:

Income-based incentive fee =	100% × “catch-up” + (the greater of 0% and 20% × (pre-incentive fee Net investment income - 2.1875%)) = 100% × (2.00-1.75%) + 0% = 100% × 0.25% + 0% = 0.25%
Alternative 3

Assumptions

•	Gross Investment income (including interest, dividends, fees, etc.) = 3.00%

•	Base management fee(1) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.20%

•	Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.30%

•	Hurdle rate(3) = 1.75%
      In this example, pre-incentive net investment income exceeds the hurdle rate, therefore an income-based incentive fee is payable by us to Gladstone Management, and is calculated as follows:

Income-based incentive fee =	100% × “catch-up” + (the greater of 0% and 20% × (pre-incentive fee net investment income - 2.1875%))

= 100% × (2.1875% - 1.75%) + (20% × (2.3% - 2.1875%))

= 0.4375% + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

(*)	The hypothetical amounts shown are based on percentages of total net assets.

(1)	Represents 2.0% annualized base management fee without the reduction of the base management fee to 2.00% of gross invested assets through March 31, 2006 and assumes no leverage.

(2)	Excludes organizational and offering expenses.

(3)	Represents 7.0% annualized hurdle rate.
Example 2: Capital Gains-Based Incentive Fee:
Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million
      The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains-based incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None; $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains-based fee paid in Year 2)

•	Year 4: Capital gains-based incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains-based incentive fee paid in Year 2)
Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million
      The capital gains-based incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains-based incentive fee; 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains-based incentive fee; $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains-based fee received in Year 2

•	Year 4: None

•	Year 5: None; $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains-based fee paid in Year 2 and Year 3

Duration and termination
      Unless terminated earlier as described below, the investment advisory and management agreement with Gladstone Management will continue in effect for a period of two years from its effective date. The agreement will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors — Risks Relating To Our Business and Structure — We are dependent on Gladstone Management’s key personnel and on their access to potential transactions for our future success.”
     Indemnification
      The investment advisory and management agreement provides that, absent willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Gladstone Management and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from Gladstone Investment for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Gladstone Management’s services under the investment advisory and management agreement or otherwise as an investment adviser of Gladstone Investment.

Board approval of the Investment Advisory and Management Agreement
      The investment advisory and management agreement was approved by our board of directors, including all of our independent directors, on                     , 2005. In its consideration of the investment advisory and management agreement, the board of directors focused on information it had received relating to, among other things:

•	the nature, quality, and extent of the advisory and other services to be provided to us by Gladstone Management;

•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	any existing and potential sources of indirect income to Gladstone Management from its relationships with us and the profitability of those relationships;

•	information about the services to be performed and the personnel performing such services under the investment advisory and management agreement;

•	the organizational capability and financial condition of Gladstone Management and its affiliates;

•	Gladstone Management’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to Gladstone Management; and

•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.
      Based on the information reviewed and the discussions, our board of directors, including all of our non-interested directors, concluded that the investment advisory and management fee rates were reasonable in relation to the services to be provided.

Organization of Gladstone Management
      Gladstone Management is a Delaware corporation that is registered as an investment adviser under the Advisers Act. The principal executive offices of Gladstone Management are located at 1521 Westbranch Drive, McLean, Virginia 22102.
Administration Agreement
      Pursuant to a separate administration agreement, Gladstone Administration will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, Gladstone Administration also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Gladstone Administration will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of Gladstone Administration’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer and controller and their respective staffs.

Payment Of Our Expenses
      All investment professionals and staff of Gladstone Management are employees of and compensated by Gladstone Management. However, all other expenses incurred by Gladstone Management or Gladstone Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the salaries and benefits expense of our chief financial officer, chief compliance officer and controller and their respective staffs, will be subject to reimbursement pursuant to the administration agreement. We will bear all other direct costs and expenses of our operations and transactions, including those relating to:

•	our organization and this offering;

•	calculation of our net asset value (including the cost and expenses of any independent valuation firm);

•	expenses incurred by Gladstone Management payable to third parties, including agents, consultants, or other advisors in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	investment advisory and management fees;

•	fees payable to third parties, including agents, consultants, or other advisors relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents of the SEC;

•	the costs of any reports, proxy statements, or other notices to stockholders, including printing costs;

•	our allocable portion of the fidelity bond, directors’ and officers’ insurance and any other insurance premiums; and

•	direct costs and expenses of administration, including auditor and legal costs.

Indemnification
      The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Gladstone Administration and its officers, manager, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from Gladstone Investment for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Gladstone Administration’s services under the administration agreement or otherwise as administrator for Gladstone Investment.

Board approval of the administration agreement
      The administration agreement was approved by our board of directors, including all of our independent directors, on                     , 2005.

Organization of Gladstone Administration
      Gladstone Administration is a Delaware limited liability company. The principal executive officers of Gladstone Administration are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102.
License Agreement
      We have entered into a license agreement with Gladstone Management pursuant to which Gladstone Management has granted us a non-exclusive license to use the name “Gladstone” and the Diamond G logo. Under this agreement, we have the right to use the “Gladstone” name and the Diamond G logo for so long as Gladstone Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to use either the “Gladstone” name or the Diamond G logo.

      The license agreement requires us to pay to Gladstone Management a royalty fee of $1 per quarter for the use of the “Gladstone” name and the Diamond G logo. The amount of the licensing fee is to be negotiated every year by our compensation committee and approved by a majority of our independent directors.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      We have entered into an investment advisory and management agreement with Gladstone Management, which is controlled by our chairman and chief executive officer, David Gladstone. In addition, our executive officers and directors, and the officers and directors of Gladstone Management, serve or may serve as officers, directors, or principals of entities that operate in the same or related line of business as we do or of companies managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by other companies managed by Gladstone Management. However, Gladstone Management and its principals intend to allocate investment opportunities in a fair and equitable manner in accordance with investment allocation procedures and consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors — Risks Relating To Our Business and Structure — There are significant potential conflicts of interest which could impact our investment returns.”
      We have entered into an administration agreement with Gladstone Administration, a wholly owned subsidiary of Gladstone Management, which is controlled by our chairman and chief executive officer, David Gladstone. Pursuant to the administration agreement, Gladstone Administration will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and will perform, or oversee the performance of, our required administrative services. Payments under the administration agreement will be equal to an amount based upon our allocable portion of Gladstone Administration’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer and controller and their respective staffs. See “Management — Administration Agreement.”
      We have entered into a license agreement with Gladstone Management, pursuant to which Gladstone Management has agreed to grant us a non-exclusive license to use the name “Gladstone” and the Diamond G trademark. In addition, pursuant to the terms of the administration agreement, Gladstone Management provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. We will not invest in any portfolio company in which Gladstone Management or any affiliate currently has an investment. However, our affiliate, Gladstone Commercial, may purchase property from, or lease property to, portfolio companies that we do not control under certain circumstances. See “Business — Our Investments.”
      Anthony W. Parker, one of our directors who also serves as a director of our affiliates Gladstone Capital and Gladstone Commercial, is the President of Snelling & Associates and is the founder, Chairman, and President of Medical Funding Corporation. During its fiscal year ending September 30, 2002, Gladstone Capital paid personnel recruiting fees totaling $31,750 to Medical Funding Corporation. During its fiscal year ending September 30, 2003, Gladstone Capital paid personnel recruiting fees totaling $2,269 to Snelling & Associates and $4,625 to Medical Funding Corporation.
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
      Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control, or hold with the power to vote 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of common stock outstanding

		Immediately prior to		Immediately after this
		this offering		offering(1)

		Shares		Shares
Name and address	Type of ownership	owned	Percentage	owned	Percentage

David Gladstone	Record and beneficial	100	100.0%			%
All officers and directors as a group (10 persons)(2)	Record and beneficial	100	100.0%			%

(1)	Assumes issuance of 12,000,000 shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.

(2)	The address for all officers and directors is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102.
      The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

	Dollar Range of	Dollar Range of
	Equity Securities in	Equity Securities in
	Gladstone Investment	Gladstone Investment
Name of Director	Before the Offering(1)	After the Offering(1)

Independent Directors
Michela A. English	None
John H. Outland	None
Maurice W. Coulon	None
David A.R. Dullum	None
Paul W. Adelgren	None

Interested Directors
Anthony W. Parker	None
David Gladstone	$1 — $10,000
Terry Lee Brubaker	None
George Stelljes III	None

(1)	In accordance with SEC rules, equity ownership is calculated in accordance with Rule 16a-1(a)(2) under the 1934 Act, and dollar ranges are as follows: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, or over $100,000.
DIVIDEND REINVESTMENT PLAN
      We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders upon their election as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have “opted in” to our dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.
      Pursuant to our dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by The Bank of New York, the plan agent, if you enroll in the dividend reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market. If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine whether and how they may participate in the dividend reinvestment plan.
      The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on the Nasdaq National Market or elsewhere for the participants’ accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.
      Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the dividend reinvestment plan or upon termination of the dividend reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the dividend reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.
      The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders’ meetings will include those shares purchased as well as shares held pursuant to the reinvestment plan.
      In the case of participants who beneficially own shares that are held in the name of banks, brokers or other nominees, the plan agent will administer the dividend reinvestment plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of our common stock may be purchased by the plan agent through any of the underwriters, acting as broker or dealer.
      We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.
      Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”
      Experience under the dividend reinvestment plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the dividend reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the dividend reinvestment plan at least 90 days before the record date for the distribution. The dividend reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days’ written notice to participants in the dividend reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent by mail at 100 Church Street, 14th Floor, New York, New York 10286 or by phone at 800-274-2944.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
      The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state, or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
      A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
      A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.
      If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership, and disposition of shares of our common stock.
      Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her, or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local, and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.
Election To Be Taxed as a RIC
      As a business development company, we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC
      If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;
then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.
      We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.
      In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).
      We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
      Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.
      Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
      If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be taxed as a RIC” above.
      The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Taxation Of U.S. Stockholders
      Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her, or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
      Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her, or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her, or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

      For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
      If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her, or its investment.
      A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her, or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her, or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
      In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
      We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.
      We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS, and has failed to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation Of Non-U.S. Stockholders
      Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
      Distributions of our “investment company taxable income” to Non-U.S. stockholders (other than certain interest income and net short-term capital gain, as described below) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.
      As a result of recent changes in U.S. tax law, distributions of certain interest income and short-term capital gains made to Non-U.S. stockholders in our taxable years beginning after December 31, 2004 and before January 1, 2008, will not be subject to U.S. federal income tax and no withholding will be required. The exempt items generally include amounts that would be free of U.S. tax if paid to Non-U.S. stockholders directly. These distributions generally will not be subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. We intend to properly designate eligible portions of our dividends so that this exemption is applicable to our Non-U.S. stockholders.
      Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.
      If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.
      A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding. As described above, recent changes in U.S. tax law exempt additional items from U.S. tax withholding requirements.

      Recent changes in U.S. tax law also benefit Non-U.S. stockholders’ investment in our stock. This exemption applies to estates of decedents dying after December 31, 2004 and before January 1, 2008.
      Non-U.S. persons should consult their own tax advisors with respect to this and other U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure To Qualify As A RIC
      If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.
DESCRIPTION OF OUR CAPITAL STOCK
General
      Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. There is currently no market for our capital stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to have our common stock approved for quotation on The Nasdaq National Market under the ticker symbol “GAIN.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations. Under our certificate of incorporation, our board of directors may authorize the issuance of shares of stock without obtaining stockholder approval.
      The following description is a summary based on relevant provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law. This summary does not purport to be complete and is subject to, and qualified in its entirety by the provisions of our certificate of incorporation and bylaws and applicable provisions of the Delaware General Corporation Law. We refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Common Stock
      All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Gladstone Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock
      Our certificate of incorporation gives the board of directors the authority, without further action by stockholders, to issue up to 10,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.
      You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings.
CERTAIN PROVISIONS OF DELAWARE LAW AND OF OUR CERTIFICATE OF
INCORPORATION AND BYLAWS
The following description of certain provisions of Delaware law and of our certificate of incorporation and bylaws is only a summary. For a complete description, we refer you to the Delaware General Corporation Law, our certificate of incorporation and our bylaws. We have filed our certificate of incorporation and bylaws as exhibits to the registration statement of which this prospectus is a part.
Classification of our Board of Directors
      Pursuant to our bylaws, upon completion of this offering, our board of directors will be divided into three classes of directors. Directors of each class are elected for a three-year term, and each year one class of directors will be elected by the stockholders. The initial terms of the Class I, Class II and Class III directors will expire in 2006, 2007 and 2008, respectively, and when their respective successors are duly elected and qualify. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies. We believe that classification of our board of directors helps to assure the continuity and stability of our business strategies and policies as determined by our directors. Holders of shares of our common stock have no right to cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the common stock are able to elect all of the successors of the class of directors whose terms expire at that meeting.
      Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our board of directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.
Removal of Directors
      Any director may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.
Business Combinations
      Section 203 of the Delaware General Corporation Law generally prohibits “business combinations” between us and an “interested stockholder” for three years after the date of the transaction in which the person became an interested stockholder. In general, Delaware law defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling, or controlled by, the entity or person. These business combinations include:

•	Any merger or consolidation involving the corporation and the interested stockholder;

•	Any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

•	Subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder, or

•	The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.
      Section 203 permits certain exemptions from its provisions for transactions in which:

•	Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	The interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•	On or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.
Merger; Amendment of Certificate of Incorporation
      Under Delaware law, we will not be able to amend our certificate of incorporation or merge with another entity unless approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter.

Term and Termination
      Our certificate of incorporation provides for us to have a perpetual existence. Pursuant to our certificate of incorporation, and subject to the provisions of any of our classes or series of stock then outstanding and the approval by a majority of the entire board of directors, our stockholders, at any meeting thereof, by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, may approve a plan of liquidation and dissolution.
Advance Notice of Director Nominations and New Business
      Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:

•	pursuant to our notice of the meeting;

•	by our board of directors; or

•	by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.
      With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to our board of directors may be made only:

•	pursuant to our notice of the meeting;

•	by our board of directors; or

•	provided that our board of directors has determined that directors shall be elected at such meeting, by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.
Possible Anti-Takeover Effect of Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws
      The business combination provisions of Delaware law, the provisions of our bylaws regarding the classification of our board of directors and the restrictions on the transfer of stock and the advance notice provisions of our bylaws could have the effect of delaying, deferring or preventing a transaction or a change in the control that might involve a premium price for holders of common stock or otherwise be in their best interest.
Limitation On Liability of Directors and Officers; Indemnification and Advance of Expenses
      Our certificate of incorporation eliminates the liability of directors to the maximum extent permitted by Delaware law. In addition, our bylaws require us to indemnify our directors and executive officers, and allow us to indemnify other employees and agents, to the fullest extent permitted by law, subject to the requirements of the 1940 Act. Our bylaws obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The certificate of incorporation and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
      Delaware law requires a corporation to indemnify a present or former director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, or any other person who is or was an employee or agent, or is or was serving at the request of a corporation as a director, officer, employee or agent of another entity, against liability for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, Delaware law further requires that the person to be indemnified have no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of a corporation to procure a judgment in its favor by reason of such person’s service to the corporation, Delaware law provides that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged liable to the corporation, unless and only to the extent that the court in which such an action or suit is brought determines, in view of all the circumstances of the case, that the person is fairly and reasonably entitled to indemnity. Insofar as certain members of our senior management team may from time to time serve, at the request of our board of directors, as directors of one or more of our portfolio companies, we may have indemnification obligations under our bylaws with respect to acts taken by our portfolio companies.
      Any payment to an officer or director as indemnification under our governing documents or applicable law or pursuant to any agreement to hold such person harmless is recoverable only out of our assets and not from our stockholders. Indemnification could reduce the legal remedies available to us and our stockholders against the indemnified individuals. This provision for indemnification of our directors and officers does not reduce the exposure of our directors and officers to liability under federal or state securities laws, nor does it limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to us or to our stockholders, although these equitable remedies may not be effective in some circumstances.
      In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws provide that we may indemnify other employees and agents to the fullest extent permitted under Delaware law, whether they are serving us or, at our request, any other entity, including Gladstone Management.
      The general effect to investors of any arrangement under which any person who controls us or any of our directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to our stockholders resulting from our payment of premiums associated with liability insurance. In addition, indemnification could reduce the legal remedies available to us and to our stockholders against our officers, directors and agents. The SEC takes the position that indemnification against liabilities arising under the Securities Act of 1933 is against public policy and unenforceable. As a result, indemnification of our directors and officers and of Gladstone Management or its affiliates may not be allowed for liabilities arising from or out of a violation of state or federal securities laws. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuit, provided that a court either:

•	approves the settlement and finds that indemnification of the settlement and related costs should be made; or

•	dismisses with prejudice or makes a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

Conflict with 1940 Act
      Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law, including the Business Combination Act, or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
REGULATION
      We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.
      We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses, including additional investment management fees. These are not fundamental policies and any of them may be changed without stockholder approval at any time.
Qualifying Assets
      Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a business development company or a group of companies including a business development company and the business development company in fact exercises a controlling influence over the management or policies of such eligible portfolio company and, as a result of such control, has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.
      In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), or (3) above.
      If we acquire mezzanine loans or dividend-paying equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. This results from the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.
      Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System to Regulation T under the Securities Exchange Act of 1934, as amended, or the Exchange Act, expanded the definition of marginable security to include any non-equity security. These amendments have raised questions as to whether a private company that has outstanding debt securities would qualify as an eligible portfolio company.
      We believe that the mezzanine loans and equity instruments that we expect to acquire should constitute qualifying assets because the privately held companies to which we lend will not, at the time of our investment, have outstanding marginable securities. Until the questions raised by the amendments to Regulation T have been clarified through SEC rulemaking or addressed by legislative, administrative or judicial action, we intend to treat as qualifying assets only those mezzanine loans that are not investment grade, do not have a public secondary market, and are issued by a private issuer that does not have outstanding a class of margin eligible securities at the time of our investment. Likewise, we will treat equity securities issued by a portfolio company as qualifying assets only if such securities are issued by a private company that has no marginable securities outstanding at the time we purchase such securities.

      To date, we do not believe that either the SEC or its staff has taken any position with respect to our analysis of the issues discussed above and neither the SEC nor its staff has indicated that they concur with our analysis. We intend to adjust our investment focus as needed to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.
      The SEC has recently proposed amendments to the rules concerning business development companies that would clarify that, among other things, companies that do not have a class of securities listed on an exchange or Nasdaq would be considered eligible portfolio companies. If these rules are adopted as proposed, it would remove the uncertainty concerning the status of certain of our investments as qualifying assets by clarifying that all of our portfolio companies would be considered eligible portfolio companies.
Managerial Assistance To Portfolio Companies
      A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
      Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Gladstone Management will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Senior Securities
      We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating To Our Business and Structure — Regulations governing our operation as a business development company will affect our ability to, and the way in which we raise additional capital.”

Code Of Ethics
      We and Gladstone Management have each adopted a code of business conduct and ethics that meets the definition of “code of ethics” in Rule 17j-1 under the 1940 Act. Among other things, the code establishes procedures for personal investments and restricts certain personal securities transactions as required by Rule 17j-1. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of the code, see “Available Information.”
Proxy Voting Policies And Procedures
      SEC registered investment advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered investment advisers also must maintain certain records on proxy voting. In most cases, Gladstone Investment will invest in securities that do not generally entitle it to voting rights in its portfolio companies. When Gladstone Investment does have voting rights, it will delegate the exercise of such rights to Gladstone Management. Gladstone Management’s proxy voting policies and procedures are summarized below.
      In determining how to vote, officers of Gladstone Management will consult with each other and other investment professionals of Gladstone Management, taking into account the interests of Gladstone Investment and its investors as well as any potential conflicts of interest. Gladstone Management will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, Gladstone Management may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Gladstone Investment or, in extreme cases, by abstaining from voting. While Gladstone Management may retain an outside service to provide voting recommendations and to assist in analyzing votes, Gladstone Management will not delegate its voting authority to any third party.
      An officer of Gladstone Management will keep a written record of how all such proxies are voted. Gladstone Management will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, Gladstone Management may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.
      Gladstone Management’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, Gladstone Management will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Gladstone Management finds it necessary to vote contrary to these general guidelines to maximize shareholder value or otherwise protect the best interests of Gladstone Investment. In reviewing proxy issues, Gladstone Management generally will use the following guidelines:
      Elections of Directors. In general, Gladstone Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or Gladstone Management determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement a majority vote requirement, (2) submit a rights plan to a shareholder vote or (3) act on tender offers where a majority of shareholders have tendered their shares. Finally, Gladstone Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

      Appointment of Auditors. We believe that a portfolio company remains in the best position to choose its independent auditors and Gladstone Management will generally support management’s recommendation in this regard.
      Changes in Capital Structure. Changes in a portfolio company’s charter or bylaws may be required by state or federal regulation. In general, Gladstone Management will cast our votes in accordance with the management on such proposals. However, Gladstone Management will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.
      Corporate Restructurings, Mergers and Acquisitions. We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, Gladstone Management will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.
      Proposals Affecting Shareholder Rights. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, Gladstone Management will balance the financial impact of the proposal against any impairment of shareholder rights as well as of our investment in the portfolio company.
      Corporate Governance. We recognize the importance of good corporate governance. Accordingly, Gladstone Management will generally favor proposals that promote transparency and accountability within a portfolio company.
      Anti-Takeover Measures. Gladstone Management will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.
      Stock Splits. Gladstone Management will generally vote with management on stock split matters.
      Limited Liability of Directors. Gladstone Management will generally vote with management on matters that could adversely affect the limited liability of directors.
      Social and Corporate Responsibility. Gladstone Management will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. Gladstone Management may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.
Other
      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.
      We will be periodically examined by the SEC for compliance with the 1940 Act.
      We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to Gladstone Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
      We and Gladstone Management will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and, no later than the closing date of our initial public offering, we expect to designate Paula Novara as our chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq National Market Corporate Governance Regulations
      The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
      In addition, The Nasdaq National Market has recently adopted corporate governance changes to its listing standards. We believe that, upon completion of this offering, we will be in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.
SHARES ELIGIBLE FOR FUTURE SALE
      Upon completion of this offering, 12,000,100 shares of our common stock will be outstanding, assuming no exercise of the underwriters’ over-allotment option. Of these shares, 12,000,000 shares of our common stock sold in this offering will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased in the offering by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
      Our securities will be held under a custody agreement with                               . The address of the custodian is:                               . Our transfer and dividend paying agent and registrar for the shares of common stock being offered by this prospectus will be The Bank of New York. The principal address of The Bank of New York is 100 Church Street, 14th Floor, New York, NY 10286, telephone number (800) 274-2944. The Bank of New York also maintains an internet web site at http://stock.bankofny.com.
BROKERAGE ALLOCATION AND OTHER PRACTICES
      Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our board of directors, Gladstone Management will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof. We do not expect Gladstone Management to execute transactions through any particular broker or dealer, but we expect Gladstone Management to seek to obtain the best net results for Gladstone Investment, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we expect that Gladstone Management generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Gladstone Management may select a broker based partly upon brokerage or research services provided to us, Gladstone Management and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if Gladstone Management determines in good faith that such commission is reasonable in relation to the services provided.
UNDERWRITING
      We are offering the shares of our common stock described in this prospectus through the underwriters named below. Ferris Baker Watts, Incorporated and Jefferies & Company, Inc. are acting as retail book-

running manager and institutional book-running manager, respectively, of the offering and representatives of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, each of the underwriters has severally agreed to purchase the number of shares of common stock listed next to its name in the following table:

Underwriters	Number of shares

Ferris, Baker Watts, Incorporated
Jefferies & Company, Inc.
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
Stifel, Nicolaus & Company, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.

Total	12,000,000
      The underwriting agreement provides that the underwriters must purchase all of the shares of common stock offered by us if they purchase any shares.
      The obligations of the underwriters to purchase shares of our common stock pursuant to the underwriting agreement are subject to conditions precedent, including:

•	receipt and acceptance of our common stock by the underwriters; and

•	absence of material adverse change and satisfaction of other closing conditions, including delivery of customary opinions and closing certificates.
      In the underwriting agreement, we and Gladstone Management have agreed to indemnify the underwriters against certain liabilities or to contribute payments the underwriters may be required to make for any of those liabilities. In connection with this offering, some of the underwriters and securities dealers may distribute prospectuses electronically.
Over-Allotment Option
      We have granted the underwriters an option to buy up to an aggregate of 1,800,000 additional shares of our common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters have 30 days from the date of this prospectus to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.
Directed Share Offering
      At our request, the underwriters have reserved 2,000,000 shares, or approximately 17% of the common stock offered by this prospectus, for sale under a directed share program to specified officers, directors, business associates and other persons that we identify. All of the persons purchasing the reserved shares must commit to purchase such shares after the registration statement of which this prospectus is a part is declared effective by the SEC but before the close of business on the date of this prospectus. All shares sold pursuant to the directed share program will be restricted from resale for a period of 90 days following the completion of this offering.
      All sales of shares pursuant to the directed share program will be made at the initial public offering price set forth on the cover page of this prospectus, less the sales load. The underwriters will not receive any discounts or commissions on the shares being sold pursuant to the directed share program. We will receive the same amount of cash per share from the sale of the shares pursuant to the directed share program as we will from the sale of shares to the general public. Accordingly, the investors in the offering will not experience any additional dilution by virtue of the directed share program.

Sales Load
      Shares sold by the underwriters to the public will initially be offered at the initial offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $     per share from the initial public offering price. Any of these securities dealers may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to $     per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. Sales of shares made outside of the United States may be made by affiliates of the underwriters. Upon execution of the underwriting agreement, the underwriters will be obligated to purchase the shares at the prices and upon the terms stated therein, and, as a result, will thereafter bear any risk associated with changing the offering price to the public or other selling terms. The underwriters have informed us that they do not expect discretionary sales to exceed 5% of the shares of common stock to be offered.
      The following table shows the per share and total sales load we will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ over-allotment option to purchase up to an additional 1,800,000 shares.

	No exercise	Full exercise

Per share	$1.05	$1.05
Total	$12,600,000	$14,490,000
      We estimate that the total expenses of the offering payable by us, not including underwriting discounts and commissions, will be approximately $1,300,000.
No Sales Of Similar Securities
      We, certain of our executive officers and directors, Gladstone Management and certain of the officers of Gladstone Management (or any entities through which such officers may invest in our shares) have entered into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we, Gladstone Management and each of these persons or entities may not, without the prior written approval of Ferris, Baker Watts, Incorporated and Jefferies & Company, Inc., offer, sell, contract to sell or otherwise dispose of, directly or indirectly, or hedge our common stock or securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 180 days after the date of this prospectus, subject to extension upon material announcements or earnings releases. At any time and without public notice, lead underwriters, may, in their sole discretion, release all or some of the securities from these lock-up agreements.
The Nasdaq National Market Quotation
      We have applied to have our common stock approved for quotation on The Nasdaq National Market under the symbol “GAIN.”
Price Stabilization, Short Positions and Penalty Bids
      In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

•	stabilizing transactions;

•	short sales;

•	purchases to cover positions created by short sales;

•	imposition of penalty bids; and

•	syndicate covering transactions.

      Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.
      The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.
      Naked short sales are sales made in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.
      The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.
      As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on The Nasdaq National Market or otherwise.
Determination Of Offering Price
      Prior to this offering, there has been no public market for our common stock. The initial public offering price was determined by negotiation by us and the representatives of the underwriters. The principal factors to be considered in determining the initial public offering price included:

•	the information set forth in this prospectus and otherwise available to representatives;

•	our prospects and the history and prospects for the industry in which we compete;

•	an assessment of our management;

•	our prospects for future earnings;

•	the general condition of the securities markets at the time of this offering;

•	the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

•	other factors deemed relevant by the underwriters and us.
Affiliations
      Certain of the underwriters and their affiliates have provided in the past to the members of Gladstone Group, and may provide from time to time, certain commercial banking, financial advisory, investment banking and other services, for which they will be entitled to receive separate fees.
      The underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us, the Gladstone Group or our portfolio companies in the ordinary course of their business.

      The principal business addresses of the underwriters are: Ferris, Baker Watts, Incorporated, 100 Light Street, Baltimore, MD 21202; Jefferies & Company, Inc., 520 Madison Avenue, 10th FL, New York, NY, 10022; BB&T Capital Markets (a division of Scott & Stringfellow, Inc.), 909 E. Main Street, Richmond, VA 23219; Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, St. Louis, MO, 63102; and J.J.B. Hilliard, W.L. Lyons, Inc., 501 South Fourth Street, Louisville, KY, 40202.
LEGAL MATTERS
      The legality of securities offered by this prospectus will be passed upon for us by Cooley Godward LLP, Reston, Virginia and, with respect to certain aspects of this prospectus under the Investment Company Act of 1940, as amended, by Kirkpatrick & Lockhart Nicholson Graham, LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Bass, Berry & Sims PLC, Memphis, Tennessee.
AVAILABLE INFORMATION
      We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.
      Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Part C
Other information

Item 25.	Financial Statements and Exhibits

1.	Financial Statements
      The following financial statements of Gladstone Investment Corporation (the “Company” or the “Registrant”) are included in the registration statement in “Part A: Information Required in a Prospectus”:
Audited Statement of Assets and Liabilities [To Be Filed by Amendment]
Report of Independent Registered Public Accounting Firm [To Be Filed by Amendment]
Statement of Assets and Liabilities [To Be Filed by Amendment]
Notes [To Be Filed by Amendment]

2.	Exhibits

Exhibit
Number	Description

a.1	Certificate of Incorporation.
a.2*	Amended and Restated Certificate of Incorporation.
b	Bylaws.
c	Not applicable.
d*	Specimen Stock Certificate.
e*	Dividend Reinvestment Plan.
f	Not applicable.
g	Form of Investment Advisory and Management Agreement between the Company and Gladstone Management Corporation.
h*	Form of Underwriting Agreement.
i	Not applicable.
j*	Custody Agreement with with respect to safekeeping.
k.1*	Stock Transfer Agency Agreement between the Company and the Bank of New York.
k.2	Form of Administration Agreement between the Company and Gladstone Administration, LLC.
k.3	Trademark License Agreement between the Company and Gladstone Management Corporation.
l*	Opinion of Cooley Godward LLP.
m	Not applicable.
n.1*	Consent of independent registered public accounting firm.
n.2*	Consent of Cooley Godward LLP (included in Exhibit l).
n.3	Consent of Anthony W. Parker to serve as director.
n.4	Consent of David A.R. Dullum to serve as director.
n.5	Consent of Michela A. English to serve as director.
n.6	Consent of Paul W. Adelgren to serve as director.
n.7	Consent of Maurice W. Coulon to serve as director.
n.8	Consent of John H. Outland to serve as director.
o	Not applicable.
p	Founder Stock Purchase Agreement dated February 18, 2005.
q	Not applicable.
r	Code of Business Conduct and Ethics.

*	to be filed by amendment.

Item 26.	Marketing Arrangements
      The information contained under the heading “Underwriting” on page 74 of the prospectus is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution

Commission registration fee		$24,364
Nasdaq National Market Listing Fee		100,000
Accounting fees and expenses*		**
Legal fees and expenses*		**
Printing and engraving*		**
Miscellaneous fees and expenses*		**

Total*	$	**

*	Estimated for filing purposes.

**	To be completed by amendment.
      All of the expenses set forth above shall be borne by the Company.

Item 28.	Persons Controlled By or Under Common Control
Entities under common control with the Company:
Gladstone Capital Corporation, Maryland corporation controlled by the Company’s board of directors
Gladstone Capital Advisers, Inc., Delaware corporation and wholly-owned subsidiary of Gladstone Capital Corporation
Gladstone Commercial Corporation, Maryland corporation controlled by the Company’s board of directors
Gladstone Commercial Partners, LLC, Delaware limited liability company and wholly-owned subsidiary of Gladstone Commercial
Gladstone Commercial Limited Partnership, Delaware limited partnership controlled by its general partner Gladstone Commercial Partners, LLC
Gladstone Land Corporation, Delaware corporation, controlled, through 100% stock ownership, by David Gladstone
Gladstone Management Corporation, Delaware corporation controlled, through 100% stock ownership, by David Gladstone
Gladstone Administration, LLC, Delaware limited liability company and wholly-owned subsidiary of Gladstone Management Corporation.

Item 29.	Number of Holders of Securities
      The following table sets forth the approximate number of record holders of the Company’s common stock at March 29, 2005.

Number of
Title of Class	Record Holders

Common stock, $0.001 par value per share	1

Item 30.	Indemnification
      Subject to the 1940 Act or any valid rule, regulation or order of the SEC thereunder, the registrant’s amended and restated certificate of incorporation and bylaws provide that it will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the registrant, or is or was serving at the request of the registrant as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise to the maximum extent permitted by Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition to any indemnification to which directors and officers of the registrant are entitled pursuant to its certificate of incorporation and bylaws and the Delaware General Corporation Law, the registrant’s certificate of incorporation and bylaws permit it to indemnify its other employees and agents to the fullest extent permitted by the Delaware General Corporation Law, whether such employees or agents are serving the registrant or, at its request, any other entity.

Item 31.	Business and Other Connections of Investment Adviser
      A description of any other business, profession, vocation or employment of a substantial nature in which Gladstone Management Corporation, and each director or executive officer of Gladstone Management, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding Gladstone Management and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission, and is incorporated herein by reference.

Item 32.	Location of Accounts and Records
      The Registrant maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 33.	Management Services
      Not applicable.

Item 34.	Undertakings
      1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of its registration statement, (1) the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.
      2. The Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rules 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean, in the Commonwealth of Virginia, on the 29th day of March, 2005.

GLADSTONE CAPITAL CORPORATION

By:	/s/ David Gladstone

David Gladstone
Chairman of the Board and Chief
Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 29, 2005.

Signature	Title

/s/ David Gladstone David Gladstone	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

/s/ Terry Lee Brubaker Terry Lee Brubaker	Vice Chairman, Chief Operating Officer and Director

/s/ George Stelljes III George Stelljes III	President, Chief Investment Officer and Director

/s/ Harry T. Brill, Jr. Harry T. Brill, Jr.	Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit List

Exhibit
Number	Description

a.1	Certificate of Incorporation.
a.2*	Amended and Restated Certificate of Incorporation.
b	Bylaws.
c	Not applicable.
d*	Specimen Stock Certificate.
e*	Dividend Reinvestment Plan.
f	Not applicable.
g	Form of Investment Advisory and Management Agreement between the Company and Gladstone Management Corporation.
h*	Form of Underwriting Agreement.
i	Not applicable.
j*	Custody Agreement with with respect to safekeeping.
k.1*	Stock Transfer Agency Agreement between the Company and the Bank of New York.
k.2	Form of Administration Agreement between the Company and Gladstone Administration, LLC.
k.3	Trademark License Agreement between the Company and Gladstone Management Corporation.
l*	Opinion of Cooley Godward LLP.
m	Not applicable.
n.1*	Consent of independent registered public accounting firm.
n.2*	Consent of Cooley Godward LLP (included in Exhibit l).
n.3	Consent of Anthony W. Parker to serve as director.
n.4	Consent of David A.R. Dullum to serve as director.
n.5	Consent of Michela A. English to serve as director.
n.6	Consent of Paul W. Adelgren to serve as director.
n.7	Consent of Maurice W. Coulon to serve as director.
n.8	Consent of John H. Outland to serve as director.
o	Not applicable.
p	Founder Stock Purchase Agreement dated February 18, 2005.
q	Not applicable.
r	Code of Business Conduct and Ethics.

*	to be filed by amendment.

GLADSTONE
INVESTMENT
CORPORATION
12,000,000 Shares
Common Stock

PROSPECTUS

Ferris, Baker Watts
Incorporated
Jefferies & Company, Inc.
BB&T Capital Markets
Stifel, Nicolaus & Company,
Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
                  , 2005